EquiFund(R)
                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST


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Description of art work on front cover of the report.

EquiFund logo in center of page with a globe underneath it, all of which is set on a blue background.
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                                  Annual Report
                             as of December 31, 1997



                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST


     The Wright  EquiFund  Equity Trust  (EquiFund)  is an open-end,  management investment company, known as a mutual fund, registered as a diversified investment company under the Investment Company Act of 1940. EquiFund consists of ten active and nine inactive separate and distinct non-diversified series or funds.

                              Investment Objective

     Each Fund of EquiFund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person are included in the National Equity Indexes.

                                The Active Funds

     Wright EquiFund -- Belgium/Luxembourg
     Wright EquiFund -- Britain
     Wright EquiFund -- Germany
     Wright EquiFund -- Hong  Kong/China
     Wright EquiFund -- Italian
     Wright EquiFund -- Japan
     Wright EquiFund -- Mexico
     Wright EquiFund -- Netherlands
     Wright EquiFund -- Nordic
     Wright EquiFund -- Switzerland

                               The Inactive Funds

     Wright EquiFund -- Australasia
     Wright EquiFund -- Austria
     Wright EquiFund -- Canada
     Wright EquiFund -- France
     Wright EquiFund -- Global
     Wright EquiFund --  International
     Wright EquiFund -- Ireland
     Wright EquiFund -- Spain
     Wright EquiFund -- United States




                                TABLE OF CONTENTS



     Investment Objective...........Inside Front Cover

     Report To Shareholders......................... 1

     Wright EquiFunds
     Dividend Distributions:

       Belgium/Luxembourg........................... 7
       Britain...................................... 7
       Germany.......................................7
       Hong Kong/China.............................. 8
       Italian.......................................8
       Japan........................................ 8
       Mexico....................................... 9
       Netherlands.................................. 9
       Nordic....................................... 9
       Switzerland................................. 10

     Wright EquiFund -- Belgium/Luxembourg
       Portfolio of Investments.....................11

     Wright EquiFund -- Britain
       Portfolio of Investments.....................12

     Wright EquiFund -- Germany
       Portfolio of Investments.....................13

     Wright EquiFund -- Hong Kong/China
       Portfolio of Investments.....................14

     Wright EquiFund -- Italian
       Portfolio of Investments.....................15

     Wright EquiFund -- Japan
       Portfolio of Investments.....................16

     Wright EquiFund -- Mexico
       Portfolio of Investments.....................17

     Wright EquiFund -- Netherlands
       Portfolio of Investments.....................18

     Wright EquiFund -- Nordic
       Portfolio of Investments.....................19

     Wright EquiFund -- Switzerland
       Portfolio of Investments.....................20

     Statements of Assets & Liabilities.............21

     Statements of Operations.......................24

     Statements of Changes in Net Assets............27

     Financial Highlights...........................31

     Notes to Financial Statements..................41

Report To Shareholders
===============================================================================



                                                                  January 1998




Dear Shareholders :

The year 1997 capped several years of spectacular stock market performance around the world. In the U.S., the S&P 500 Composite rose more than 20% for the third consecutive year. Since the end of 1994, the total rise in the S&P 500 is 111%. European markets generally followed the U.S. lead, with some markets posting even better dollar returns, such as 44% in Italy and 45% in Switzerland. In the Americas, Mexico (54%) and Brazil(27%) were strong markets. During December, new highs were reached in Denmark, Italy, Portugal and Switzerland.

In Asia, however, what started out as a run on the Thai baht last July developed into a full-blown international crisis during the second half of 1997. For all of 1997, market declines in Asia ranged from a low of 5% (in U.S. dollars) in Taiwan to roughly 25% in Japan and Hong Kong to 60%-75% in Indonesia, South Korea, Malaysia and Thailand. The IMF, the U.S. and a consortium of central banks and big private banks have come to Asia's aid. Determined to stanch the crisis and restore confidence, they have offered massive financial support, at the same time requiring that remedial economic and market reforms be adopted.

In retrospect, most central banks were blind-sided by the developments in Asia, having pursued tight monetary policies early in 1997. Germany, Britain and the U.S. raised interest rates in preemptive strikes against inflation, and Canada has recently tightened as well. Japanese policy makers made the unmitigated mistake of increasing taxes, which they must now try to undo. Inflation, as measured by consumer prices, was only 2% on average in the G-7 industrial countries last year. Gold prices, a leading inflation indicator, tumbled 22% during 1997, and oil prices fell almost one-third. Government bond yields fell an average of 85 basis points in the G-7 markets last year; yields dropped in eight of the final nine months of 1997.

Deflation emanating from Asia is constraining global inflation and interest rates. Downward revisions in forecasts of economic growth and in estimates for corporate earnings are in order. While the enormity of the Asian crisis has surpassed even the most dire predictions, however, one should not underestimate the recuperative powers of the Asian economies and markets. Long-term investors can only be encouraged by the low inflation/high productivity trends that remain the driving force in the world economies as the millennium approaches.

The paragraphs on the following pages discuss the economic, political and market factors affecting the investment performance of the Wright EquiFund Equity Trust during 1997 and prospects for 1998.

                                                      Sincerely,

                                                       /s/Peter M. Donovan

                                                       Peter M. Donovan
                                                       President

BELGIUM/LUXEMBOURG

Belgium's economy grew 2.9% through the third quarter of 1997 due to rising exports and increased consumption. The consensus expectation is for growth of 2.8% in 1998. Belgium's central bank believes that the Asian crisis will have little effect on the economy; exports to that region account for less than 2% of Belgium/Luxembourg's total. Higher tax receipts due to strong economic growth, along with low interest rates, helped reduce the budget deficit to around 2.4% of GDP in 1997, and it will probably decline further in 1998. Ten-year government bond yields have declined around 50 basis points over the past year. Belgium's inflation rate for the 12 months to January 1998 was 0.4%, a 35-year low. Belgium's stock market underperformed the European average during 1997: the Bel 20 Index total return index for Belgium increased 11% in terms of U.S. dollars last year versus a 24% return for the FT/S&P Europe index. During 1997, the Belgium/Luxembourg EquiFund's position in banking stocks was reduced, while holdings in real estate and other financial stocks were increased materially; utility stock holdings were scaled back to a position moderately above benchmark weight.

BRITAIN

After a year of strong growth, economic activity appeared to be slowing as 1997 was ending. Real GDP growth moderated to 3.1% in the fourth quarter of 1997 from 3.7% in the third. The consensus expectation is for GDP growth of 2.4% in 1998. Growth in the service sector slowed, and Asian turmoil combined with the strong pound resulted in weakness in exports. The decreasing likelihood of further interest rate hikes by the Bank of England, which tightened five times during 1997, and several announced corporate mergers lent support to investor confidence, boosting stock prices to record levels near year-end 1997. The pound sterling, while one of Europe's strongest currencies over the past year, lost almost 4% against the dollar in 1997. For all of 1997, the FT/S&P total return index for the U.K. increased 21%, slightly below the 24% total return indicated for Europe. At December 31,1997, major Fund positions were held in utilities (19%vs 12% for the FT/S&P U.K. benchmark), oil and gas (16% vs 10%) and retailers(14% vs 8%).

GERMANY

German stocks had a relatively good showing during 1997, reflecting an improving economy and falling interest rates. Following GDP growth estimated at 2.4% for 1997, the consensus expectation for real GDP growth in 1998 is 2.6%, although this forecast was starting to look optimistic in late-1997 and early-1998. Factory orders dropped 0.9% in December from November, the fourth consecutive decline. Export orders were beginning to slow, and domestic demand remained weak, with the number of unemployed at a postwar high. Inflation remains low, just 1.3% for the year through January 1998, so there appears to be room for the central bank to cut interest rates in order to stimulate demand. German stock market indices were at or close to record levels in early 1998. The FT/S&P Actuaries total return index for Germany rose 23% in U.S. dollar terms during 1997; the deutsche mark (D-mark) return was 43%, but the D-mark depreciated 14% against the dollar over the course of 1997. The German EquiFund ended 1997 with major positions in the following industries: chemicals (17% vs 12% for the FT/S&P German index), banking (13% vs 19%), and real estate and other fiancials (12% vs 17%).

HONG KONG/CHINA

In the face of tremendous currency weakness throughout the rest of Asia, Hong Kong and China government officials vow that the Hong Kong dollar's peg to the U.S. dollar is unbreakable. But, the cost of maintaining the peg with high interest rates is mounting, although the Hong Kong economy is not expected to suffer as much as Korea's and Indonesia's. The Hong Kong stock market rose to record highs early in 1997 on expectations of a smooth transfer of power from Britain to China on July 1. But during the second half of the year, it suffered along with the rest of Asia. The FT/S&P Actuaries total return index for Hong Kong lost 27% for all of 1997, as compared with a 26% decline for the FT/S&P Japan index and a 34% loss for the FT/S&P Pacific ex Japan index. The economic effects of 1997's market weakness and currency pressures were beginning to be seen in early 1998: in an economy not used to unemployment, 1000 jobs were lost in the securities industry in January; hotel, retail and airline employees are also being let go. Tourism continues to slump. Property prices, down as much as 40% already, continue to drop, threatening the profits of Hong Kong companies, seven in ten of which invest in real estate. Banking (23% vs 10% for the FT/S&P Hong Kong/China benchmark), utilities (19% vs 23%) and real estate and other financials (12% vs 56%) were important industries for the Hong Kong/China EquiFund at year-end 1997.

ITALY

Inflation has fallen to a three-decade low in Italy. Low inflation and progress in reducing the budget deficit gave the Bank of Italy room to reduce its discount rate by 75 basis points to 5.5% in December. For the entire year 1997, short-term interest rates declined by more than one percentage point, while ten-year bond yields fell nearly two percentage points. The economic expansion continued at a moderate pace over the past 12 months, helped by rising export demand, especially from Italy's European trading partners. Investor confidence has also been boosted by the increasing chances that Italy will be a founding member of the European Monetary Union in 1999; this has been made possible by Italy's success in reducing its budget deficit. Stock prices rose significantly during 1997, as indicated by the 67% total return for the FT/S&P Actuaries index for Italy (44% in U.S. dollars). Over the past year, the lira depreciated 14% in value against the dollar, in line with the D-mark's 1997 decline. As a proportion of total portfolio holdings, EquiFund Italian's positions increased in banks (to 18% at 12/31/97 from 9% at 12/31/96), in electrical stocks (to 9% from 2%), and in oil and gas issues (to 15% from 7%) over the course of 1997; positions were reduced in utilities (to 12% from 31%) and in real estate and other financial stocks (to 10% from 12%).

JAPAN

Japan's economy appeared to be sliding from stagnation to contraction as 1997 came to an end. Exports slowed because of reduced demand from Asia. In fact, were it not for the even greater weakness in imports, Japan's trade surplus would be shrinking. Domestic demand has been restrained by tax increases, a bank credit crunch, and worries over Asia's crisis. The consensus forecast for real GDP growth in 1998 has slipped to 0.4% from the 1.0% expected previously. Despite the weakening economy, the Finance Ministry appears determined to pursue a contractionary fiscal policy in order to reduce the budget deficit. The FT/S&P Actuaries total return index for Japan declined 17% in yen; the yen's decline of 11% in value compared to the U.S. dollar brought the loss to 26% in dollar terms. Over the course of 1997, EquiFund Japan reduced its holdings in the construction industry (to 1% from 11%), in drug stocks (to 17% from 29%) and in retailers (to 5% from 18%); new positions were established in the automotive industry (12%) and in real estate and other financial stocks (10%); and holdings were increased in the electronics sector (to 21% from 13%).

MEXICO

The Mexican stock market was one of the world's strongest during 1997; the FT/S&P total return index for Mexico surged 53% in pesos and 50% in U.S. dollar terms last year. Early in 1998, however, the Mexican stock market was hit hard by falling oil prices, weakness in the peso, and concern about fallout from the Asian crisis. Oil accounts for about 20% of Mexico's exports and 40% of government revenues. Declining oil prices helped make Mexico's December trade deficit the widest in three years and prompted the government to cut $1.85 billion from its 1998 spending plans. The government has shaved its forecast of 1998 GDP growth to 5.0%, compared to 7.0% growth estimated for 1997. The central bank is targeting 1998 inflation at 12% compared to 16% in 1997, but this may be difficult to hit if the peso stays weak (it declined only 2% against the dollar during 1997 but was off another 5% in January 1998). At 12/31/97, EquiFund Mexico had significant positions in retailers (16% vs 8% one year earlier), in beverage stocks (12% vs 7%), and in construction stocks (11% vs 14%). Telefonos de Mexico represented 12% of the portfolio, as compared with 19% in the FT/S&P Mexico benchmark.

NETHERLANDS

Inflation in the Netherlands moderated over the last few months of 1997. With the help of a mild winter, productivity gains and moderate wage increases, consumer price inflation eased to 1.8% year-over-year in January, down from 2.5% in the year to November 1997. The consensus forecast for full-year 1998 inflation has been shaved to 2.5% from 2.8% recently, even though GDP growth is expected to pick up to 3.3% this year from 2.9% over the latest 12 months. Unemployment is under 5%, but wages increased just 3.2% for the year through November. For all of 1997, the FT/S&P Actuaries total return index for the Netherlands rose 46% in guilders and 25% in U.S. dollars. The guilder declined 14% in value compared with the U.S. dollar last year, keeping just about even with the German mark. At December31, 1997, EquiFund Netherlands had important positions in financial stocks (17% vs 25% for the FT/S&P benchmark), in oil and gas stocks (13% vs 32%) and in printing and publishing (13% vs 8%).


NORDIC MARKETS

Norway's GDP grew 4.4% in 1997, adding to fears that the economy is overheating. The unemployment rate is at 3.0%; some unions are demanding wage increases of close to 5% compared to the government's target of 3.5%. The Finnish central bank, which last year warned of a tighter monetary policy in 1998, recently said that tightening is on hold because it expects Asia's problems to help ease Finland's inflationary pressures. Sweden's consumer price inflation held under 2% for the year through December 1997, raising hopes that future tightening by the Riksbank, which boosted rates 25 basis points in December, will be limited. Over the 12 months ended December 31, 1997, the FT/S&P Actuaries total return index for the Nordic region rose 35% in local currency terms, but the strength of the U.S. dollar trimmed that gain to 16% in dollar terms. Drugs (19% of portfolio value at 12/31/97 vs 18% at 12/31/96), electronics (15% vs 7%) and machinery (12% vs 8%) were the largest industry positions in the Nordic EquiFund at year-end 1997.


SWITZERLAND

The Swiss government expects the economy to grow 1.7% in 1998, up from the 0.6% growth estimated for 1997. Retail sales rose 5% in the year to December 1997, the strongest showing since early 1994. Switzerland's fourth-quarter trade surplus was the largest in nine years. Despite Asia's crisis, Swiss companies expect exports to increase again in 1998, in part due to increasing productivity and improved competitiveness. The January 1998 Swiss purchasing managers' survey showed industrial activity expanding for the first time in four months. Consumer prices were unchanged during 1997. The Swiss stock market was strong this past year, with the FT/S&P Actuaries total return index increasing 57% in terms of Swiss francs and 45% in dollars. The Swiss franc was one of Europe's strongest currencies last year, but it still lost 8% in value compared to the U.S. dollar in 1997. EquiFund Switzerland ended 1997 with significant positions in health care (29% vs 23% one year earlier), banking (18% vs 16%), real estate and other financials (14% vs 15%) and chemical stocks (9% vs 4%).

                       --------------------------


INVESTORS ARE REMINDED THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND THAT INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE ARE ADDITIONAL RISKS ASSOCIATED WITH INTERNATIONAL INVESTING SUCH AS CURRENCY FLUCTUATIONS AND POTENTIAL POLITICAL INSTABILITY.

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - BELGIUM/LUXEMBOURG
Growth of $10,000 invested 2/1/94* through 12/31/97

                                      Annual Total Return
                                    Lst 1 Yr    Since Incept*
EquiFund-Belgium/Luxembourg          +11.4%        +13.9%
Bel 20 Index                          +9.2%        +11.3%
FT-World Ex U.S. Index                +0.8%         +4.4%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - BELGIUM/LUXEMBOURG at inception on 2/1/94 would have grown to $16,658 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date                EquiFund            Bel 20       FT-World
                  Belgium/Luxembourg       Index      ex US Index

02/01/94             $10,000              $10,000       $10,000

12/31/94             $10,281              $10,165        $9,993
12/31/95             $12,366              $12,346       $11,037
12/31/96             $14,949              $13,914       $11,755
12/31/97             $16,658              $15,192       $11,849
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - BRITAIN
Growth of $10,000 invested 5/1/95* through 12/31/97

                                Annual Total Return
                              Lst 1 Yr   Since Incept*
EquiFund - Britain             +13.3%  +19.5%
FT-SE-A All-Share              +19.1%  +22.1%
FT-World Ex U.S. Index          +0.8%   +4.7%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND BRITAIN at inception on 5/1/95 would have grown to $16,089 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

   Date          EquiFund      FT SE-A           FT-World
                  Britain   All-Share Index    ex US Index

05/01/95        $10,000       $10,000            $10,000

12/31/95        $11,200       $11,259            $10,523
12/31/96        $14,201       $14,320            $11,206
12/31/97        $16,089       $17,058            $11,296
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - GERMANY
Growth of $10,000 invested 5/1/95* through 12/31/97

                               Annual Total Return
                              Lst 1 Yr     Since Incept*
EquiFund - Germany              +9.9%          +5.8%
Deutscher AktienIndex(DAX)      +26.0%        +19.9%
FT-World Ex U.S. Index          +0.8%          +4.7%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND GERMANY at inception on 5/1/95 would have grown to $11,616 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date         EquiFund       Deutsche Aktien     FT-World
               Germany         Index (DAX)       ex US Index

05/01/95        $10,000         $10,000           $10,000

12/31/95         $9,190         $10,787           $10,523
12/31/96        $10,572         $12,896           $11,206
12/31/97        $11,616         $16,250           $11,296
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - HONG KONG/CHINA
Growth of $10,000 invested 7/1/90* through 12/31/97

                                     Annual Total Return
                              Lst 1 Yr    Lst 5 yr    Since Incept*
EquiFund - Hong Kong/China    - 27.2%       +1.9%        +4.8%
Hang Seng Index                -17.4%      +18.8%       +21.9%
FT-World ex US Index            +0.8%      +11.2%        +5.3%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - HONG KONG/CHINA inception on 7/1/90 would have grown to $14,207 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

   Date           EquiFund            Hang Sen        FT-World
               Hong Kong/China         Index        ex US Index

07/01/90         $10,000              $10,000         $10,000

12/31/90          $8,280               $9,374          $8,813
12/31/91         $11,123              $13,861          $9,987
12/31/92         $12,929              $18,642          $8,682
12/31/93         $23,830              $41,893         $11,483
12/31/94         $15,005              $29,788         $12,443
12/31/95         $15,250              $38,336         $13,743
12/31/96         $19,515              $53,305         $14,637
12/31/97         $14,207              $44,039         $14,754
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - ITALIAN
Growth of $10,000 invested 10/1/96* through 12/31/97

                            Annual Total Return
                          Lst 1 Yr   Since Incept*
EquiFund - Italian          +19.3%     +19.4%
Banca Commerciale Italiana  +39.3%     +36.6%
FT-World ex US Index         +0.8%      +1.8%

The cumulative total return of a U.S. $10,000 investment in EQUIFUND-ITAIAN from inception on 10/1/96 would have grown to $12,482 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

   Date     EquiFund      Banca Commerciale      FT-World
            Italian            Italiana         ex US Index

10/01/96    $10,000          $10,000              $10,000

12/31/96    $10,461          $10,599              $10,143
12/31/97    $12,482          $14,768              $10,225
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - JAPAN
Growth of $10,000 invested 2/1/94* through 12/31/97

                               Annual Total Return
                           Lst 1 Yr     Since Incept*
EquiFund - Japan            -14.2%         -8.9%
Tokyo SE Index              -28.3%        -11.6%
FT-World ex US Index         +0.8%         +4.4%

The cumulative total return of a U.S. $10,000 investment in EQUIFUND - JAPAN at inception on 2/1/94 would have declined to $6,937 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    EquiFund    Tokyo SE     FT-World
           Japan       Index      ex US Index

02/01/94  $10,000    $10,000       $10,000

12/31/94   $9,783    $10,409        $9,993
12/31/95   $8,892    $10,244       $11,037
12/31/96   $8,082     $8,601       $11,755
12/31/97   $6,937     $6,168       $11,849
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - MEXICO
Growth of $10,000 invested 8/1/94* through 12/31/97

                                 Annual Total Return
                              Lst 1 Yr    Since Incept*
EquuiFund - Mexico             +42.4%         -5.1
Mexican Bolsa IPC Index        +51.5%         -3.5%
FT-World ex US Index            +0.8%         +4.5%

The cumulative total return of a U.S. $10,000 investment in EQUIFUND - MEXICO at inception on 8/1/94 would have declined to $8,356 by December 31,1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date      EquiFund     Mexican Bolsa       FT-World
              Mexico      IPC Index         ex US Index

08/01/94     $10,000       $10,000           $10,000

12/31/94      $6,909        $6,603            $9,812
12/31/95      $4,604        $4,958           $10,837
12/31/96      $5,869        $5,849           $11,541
12/31/97      $8,356        $8,859           $11,634
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - NETHERLANDS
Growth of $10,000 invested 7/1/90* through 12/31/97

                                   Annual Total Return
                            Lst 1 Yr    Lst 5 yr     Since Incept*
EquiFund - Netherlands        +15.4%     +20.1%        +10.8%
CBS Total Return General      +24.5%     +26.9%        +19.2%
FT-World ex US Index           +0.8%     +11.2%         +5.3%

The  cumulative  total  return  of a U.S.  $10,000  investment  in   EQUIFUND
NETHERLANDS at inception on 7/1/90 would have grown to $21,592 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date       EquiFund     CBS Total Retun    FT-World
           Netherlands     General Index    ex US Index

07/01/90    $10,000          $10,000         $10,000

12/31/90     $8,570           $9,548          $8,813
12/31/91     $9,427          $11,197          $9,987
12/31/92     $8,654          $11,340          $8,682
12/31/93    $10,344          $15,636         $11,483
12/31/94    $11,552          $17,898         $12,443
12/31/95    $13,728          $23,150         $13,743
12/31/96    $18,704          $30,004         $14,637
12/31/97    $21,592          $37,350         $14,754
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - NORDIC
Growth of $10,000 invested 2/1/94* through 12/31/97

                                Annual Total Return
                              Lst 1 Yr   Since Incept*
Nordic EquiFund                 +5.2%      +13.6%
FT-Nordic                      +15.7%      +19.7%
FT-World ex US Index            +0.8%       +4.4%

The cumulative total return of a U.S. $10,000 investment in EQUIFUND - NORDIC at inception on 2/1/94 would have grown to $16,451 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date      EquiFund   FT-Nordic    FT-World
             Nordic      Index     ex US Index

02/01/94    $10,000    $10,000     $10,000

12/31/94     $9,881    $10,402      $9,993
12/31/95    $11,837    $13,011     $11,037
12/31/96    $15,636    $17,497     $11,755
12/31/97    $16,451    $20,251     $11,849
--------------------------------------------------------------------------------

THE WRIGHT EQUIFUND  EQUITY TRUST

WRIGHT EQUIFUND - SWITZERLAND
Growth of $10,000 invested 2/1/94* through 12/31/97

                                 Annual Total Return
                              Lst 1 Yr    Since Incept*
EquiFund - Switzerland          +22.7%       +8.6%
FT-Swiss Index                  +44.7%      +20.5%
FT-World ex US Index             +0.8%       +4.4%

The cumulative total return of a U.S. $10,000 investment in the EQUIFUND - SWITZERLAND at inception on 2/1/94 would have grown to $13,827 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

   Date        EquiFund    FT-Swiss   FT-World
             Switzerland     Index   ex US Index

02/01/94       $10,000     $10,000    $10,000

12/31/94        $9,481      $9,613     $9,993
12/31/95       $11,222     $13,982    $11,037
12/31/96       $11,272     $14,359    $11,755
12/31/97       $13,827     $20,771    $11,849
--------------------------------------------------------------------------------

NOTES: *: For comparison with other averages, the investment results are shown from the closest month end since each Fund's inception. The investment results of EquiFund are net of all fees and expenses including withheld dividend taxes charged to the Fund. No fees, expenses or taxes have been deducted from the other averages. The Total Investment Return is the % return of an initial U.S. $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Past performance is not predictive of future performance.

     Dividend Distributions
===============================================================================

                 N.A.V.    Distri-     Distri-                     Value        12 Month        5 Year           Cum.
  Period           Per     bution      bution       Shares        $1,000       Investment     Investment      Investment
  Ending          Share    $  P/S     in Shares      Owned       Investment      Return         Return          Return
                                                                                             (Annualized)    (Annualized)
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BELGIUM/LUXEMBOURG
------------------------------------------
   2/15/94       $10.00                             100.00      $1,000.00

   Dec. 96        13.39    1.125     0.085163       111.64       1,494.86        20.99%              -          15.01%

   Jan. 97        13.64                             111.64       1,522.77        18.04%              -          15.27%
   Feb. 97        13.63                             111.64       1,521.65        14.13%              -          14.83%
   Mar. 97        13.75                             111.64       1,535.05        17.67%              -          14.72%
   Apr. 97        13.78                             111.64       1,538.40        15.38%              -          14.39%
   May  97        14.36                             111.64       1,603.15        16.64%              -          15.43%
   Jun. 97        14.89                             111.64       1,662.32        21.12%              -          16.28%
   Jul. 97        15.04                             111.64       1,679.06        20.54%              -          16.18%
   Aug. 97        13.97                             111.64       1,559.61        11.63%              -          13.38%
   Sep. 97        14.99                             111.64       1,673.48        19.34%              -          15.28%
   Oct. 97        14.45                             111.64       1,613.20        12.33%              -          13.77%
   Nov. 97        14.38                             111.64       1,605.38         7.62%              -          13.31%
   Dec. 97         9.54    5.330     0.564021       174.61       1,665.75        11.43%              -          14.08%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BRITAIN
--------------------------------
   4/20/95       $10.00                             100.00      $1,000.00

   Dec. 96         9.09    3.650     0.431952       154.98       1,408.77        23.75%              -          22.33%

   Jan. 97         8.65                             154.98       1,340.58        20.54%              -          17.84%
   Feb. 97         9.01                             154.98       1,396.37        23.77%              -          19.64%
   Mar. 97         8.88                             154.98       1,376.22        18.29%              -          17.82%
   Apr. 97         8.83                             154.98       1,368.47        16.32%              -          16.72%
   May  97         9.26                             154.98       1,435.11        21.54%              -          18.64%
   Jun. 97         9.49                             154.98       1,470.76        24.67%              -          19.20%
   Jul  97         9.88                             154.97       1,531.14        31.97%              -          20.54%
   Aug. 97         9.62                             154.97       1,490.84        22.99%              -          18.39%
   Sep. 97        10.40                             154.97       1,611.72        30.29%              -          21.53%
   Oct. 97         9.83                             154.97       1,523.39        15.57%              -          18.08%
   Nov. 97        10.18                             154.97       1,577.63        15.97%              -          19.05%
   Dec. 97         8.98    1.310     0.146861       177.73       1,596.04        13.30%              -          18.91%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- GERMANY
-------------------------------
   4/19/95       $10.00                             100.00      $1,000.00

   Dec. 96        10.63                             100.55       1,068.85        15.04%              -           3.99%

   Jan. 97        10.56                             100.55       1,061.81        11.75%              -           3.41%
   Feb. 97        10.87                             100.55       1,092.98        12.88%              -           4.88%
   Mar. 97        11.35                             100.55       1,141.24        19.35%              -           7.01%
   Apr. 97        10.94                             100.55       1,100.02        19.04%              -           4.80%
   May  97        11.43                             100.55       1,149.29        18.45%              -           6.80%
   Jun. 97        11.88                             100.55       1,194.53        19.52%              -           8.42%
   Jul. 97        12.63                             100.55       1,269.95        28.62%              -          11.03%
   Aug. 97        11.49                             100.55       1,155.32        14.90%              -           6.29%
   Sep. 97        12.54                             100.55       1,260.90        24.65%              -           9.92%
   Oct. 97        11.18                             100.55       1,124.15        10.37%              -           4.72%
   Nov. 97        11.25                             100.55       1,131.19         7.35%              -           4.82%
   Dec. 97        11.68                             100.55       1,174.42         9.88%              -           6.13%
---------------------------------------------------------------------------------------------------------------------------------



   WRIGHT EQUIFUND -- HONG KONG/CHINA
---------------------------------------

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 96        16.47    0.200     0.012369       118.49       1,951.53        27.96%          11.90%         10.83%

   Jan. 97        16.31                             118.49       1,932.57        15.39%          10.52%         10.52%
   Feb. 97        16.17                             118.49       1,915.98        15.12%           9.34%         10.25%
   Mar. 97        15.21                             118.49       1,802.23        11.42%           7.54%          9.12%
   Apr. 97        15.54                             118.49       1,841.33        13.26%           6.90%          9.35%
   May  97        17.30                             118.49       2,049.88        22.99%           6.46%         10.94%
   Jun. 97        18.25                             118.49       2,162.44        32.06%           7.61%         11.66%
   Jul. 97        19.20                             118.49       2,274.99        43.03%           9.90%         12.31%
   Aug. 97        16.76                             118.49       1,985.87        20.51%           8.32%         10.05%
   Sep. 97        17.72                             118.49       2,099.62        20.80%           9.49%         10.78%
   Oct. 97        12.38                             118.49       1,466.89       -18.67%           0.13%          5.36%
   Nov. 97        11.94                             118.49       1,414.76       -27.14%           0.25%          4.79%
   Dec. 97        11.99                             118.49       1,420.68       -27.20%           1.90%          4.79%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- ITALIAN
--------------------------------
   9/9/96        $10.00                             100.00      $1,000.00

   Dec. 96        10.67                             100.00       1,067.00            -               -           6.70%

   Jan. 97        11.46                             100.00       1,146.00            -               -          14.60%
   Feb. 97        10.41                             100.00       1,041.00            -               -           4.10%
   Mar. 97        10.56                             100.00       1,056.00            -               -           5.60%
   Apr. 97        10.41                             100.00       1,041.00            -               -           4.10%
   May  97        10.42                             100.00       1,042.00            -               -           4.20%
   Jun. 97        11.35                             100.00       1,135.00            -               -          13.50%
   Jul. 97        11.69                             100.00       1,169.00            -               -          16.90%
   Aug. 97        11.67                             100.00       1,167.00            -               -          16.70%
   Sep. 97        12.87                             100.00       1,287.00        26.18%              -          28.70%
   Oct. 97        12.46                             100.00       1,246.00        26.50%              -          21.30%
   Nov. 97        12.35                             100.00       1,235.00        17.62%              -          18.87%
   Dec. 97        11.04    1.670     0.153211       115.32       1,273.14        19.32%              -          20.31%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- JAPAN
------------------------------
   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96         7.98                             101.28         808.21        -9.11%              -          -7.13%

   Jan. 97         7.44                             101.28         753.52       -14.09%              -          -9.11%
   Feb. 97         7.72                             101.28         781.88       -10.23%              -          -7.78%
   Mar. 97         7.68                             101.28         777.83       -11.72%              -          -7.73%
   Apr. 97         7.88                             101.28         798.09       -15.90%              -          -6.79%
   May  97         8.66                             101.28         877.08        -3.56%              -          -3.91%
   Jun. 97         9.07                             101.28         918.61        -0.77%              -          -2.49%
   Jul. 97         9.13                             101.28         924.64         2.01%              -          -2.24%
   Aug. 97         8.05                             101.28         815.27        -4.62%              -          -5.60%
   Sep. 97         8.36                             101.28         846.66        -3.80%              -          -4.49%
   Oct. 97         7.85                             101.28         795.01        -2.73%              -          -6.00%
   Nov. 97         7.27                             101.28         736.27       -11.66%              -          -7.76%
   Dec. 97         6.85                             101.28         693.74       -14.16%              -          -9.00%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- MEXICO
---------------------------------
   8/02/94       $10.00                             100.00      $1,000.00

   Dec. 96         5.38                             109.09         586.90        27.49%              -         -19.80%

   Jan. 97         5.73                             109.09         625.08        19.38%              -         -17.14%
   Feb. 97         5.84                             109.09         637.08        30.65%              -         -16.05%
   Mar. 97         5.78                             109.09         630.54        16.30%              -         -15.91%
   Apr. 97         5.68                             109.09         619.63         9.23%              -         -16.01%
   May  97         6.03                             109.09         657.81        13.77%              -         -13.77%
   Jun. 97         6.68                             109.09         728.72        29.96%              -         -10.30%
   Jul. 97         7.50                             109.09         818.17        53.69%              -          -6.48%
   Aug. 97         7.07                             109.09         771.26        31.41%              -          -8.09%
   Sep. 97         8.16                             109.09         890.17        50.55%              -          -3.61%
   Oct. 97         6.70                             109.09         730.90        34.81%              -          -9.20%
   Nov. 97         7.24                             109.09         789.81        37.38%              -          -6.84%
   Dec. 97         7.66                             109.09         835.63        42.38%              -          -5.12%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NETHERLANDS
------------------------------------
   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 96         8.97    2.610     0.307783       208.51       1,870.33        34.81%          14.69%         10.11%

   Jan. 97         8.77                             208.51       1,828.63        27.58%          14.02%          9.60%
   Feb. 97         9.21                             208.51       1,920.38        28.27%          14.88%         10.29%
   Mar. 97         9.35                             208.51       1,949.57        20.95%          15.25%         10.40%
   Apr. 97         9.25                             208.51       1,928.72        20.01%          14.88%         10.10%
   May  97         9.72                             208.51       2,026.72        21.76%          15.05%         10.76%
   Jun. 97        10.17                             208.51       2,120.55        27.76%          15.86%         11.34%
   Jul. 97        10.71                             208.51       2,233.18        35.46%          17.50%         12.02%
   Aug. 97         9.88                             208.51       2,060.12        21.21%          15.66%         10.61%
   Sep. 97        10.66                             208.51       2,222.76        28.61%          17.56%         11.65%
   Oct. 97        10.24                             208.51       2,135.18        23.09%          19.35%         10.90%
   Nov. 97        10.26                             208.51       2,139.35        17.08%          19.39%         10.80%
   Dec. 97         9.80    0.550     0.056643       220.32       2,159.18        15.44%          20.06%         10.81%
---------------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NORDIC
-------------------------------
   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96        14.78    0.180     0.012544       105.79       1,563.58        32.09%              -          16.68%

   Jan. 97        14.83                             105.79       1,568.87        31.49%              -          16.30%
   Feb. 97        14.56                             105.79       1,540.30        22.96%              -          15.17%
   Mar. 97        14.14    0.760     0.055112       111.62       1,578.30        24.03%              -          15.63%
   Apr. 97        13.46                             111.62       1,502.40        15.04%              -          13.45%
   May  97        14.43                             111.62       1,610.67        21.29%              -          15.49%
   Jun. 97        15.13                             111.62       1,688.80        23.58%              -          16.70%
   Jul. 97        15.32                             111.62       1,710.01        29.08%              -          16.68%
   Aug. 97        14.78                             111.62       1,649.73        19.44%              -          15.09%
   Sep. 97        16.34                             111.62       1,823.86        29.21%              -          17.93%
   Oct. 97        15.15                             111.62       1,691.03        15.61%              -          15.13%
   Nov. 97        14.98                             111.62       1,672.06        10.14%              -          14.44%
   Dec. 97        12.68    2.070     0.162353       129.74       1,645.12         5.22%              -          13.63%
---------------------------------------------------------------------------------------------------------------------------------

 WRIGHT EQUIFUND -- SWITZERLAND
---------------------------------
   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96        10.85    0.310     0.028545       103.88       1,127.18         5.38%              -           4.25%

   Jan. 97        11.02                             103.89       1,144.84         6.13%              -           4.67%
   Feb. 97        11.01                             103.89       1,143.80         2.02%              -           4.52%
   Mar. 97        11.14    0.250     0.022645       106.24       1,183.52         1.54%              -           5.54%
   Apr. 97        11.31                             106.24       1,201.58         4.54%              -           5.90%
   May  97        11.97                             106.24       1,271.70        11.13%              -           7.58%
   Jun. 97        12.68                             106.24       1,347.13        14.29%              -           9.24%
   Jul. 97        12.53                             106.24       1,331.19        16.12%              -           8.62%
   Aug. 97        11.56                             106.24       1,228.14         4.19%              -           5.97%
   Sep. 97        12.64                             106.24       1,342.88        17.97%              -           8.47%
   Oct. 97        12.32                             106.24       1,308.88        16.53%              -           7.53%
   Nov. 97        12.59                             106.24       1,337.57        16.27%              -           7.97%
   Dec. 97        11.99    1.020     0.085499       115.32       1,382.73        22.67%              -           8.72%
---------------------------------------------------------------------------------------------------------------------------------

Wright EquiFund - Belgium/Luxembourg
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

-------------------------------------------------------------------------------


BEVERAGES -- 2.7%
   3,870    Quilmes Industries S.A.             $   41,603
                                                ----------


CHEMICALS -- 3.6%
   1,000   Tessenderlo Chemie                   $   55,264
                                                ----------


CONSTRUCTION -- 3.8%
     650   Cimenteries Cbr Cementbed            $   58,350
                                                ----------



DIVERSIFIED -- 4.3%
      20   Ucb Sa                               $   65,939
                                                ----------



ELECTRONICS -- 3.7%
     305   Barco N.V. (Industries)              $   55,911
                                                ----------



FINANCIAL -- 8.7%
     150   Generale De Banque Sa                $   65,204
     160   Kredietbank Npv                          67,071
                                                ----------
                                                $  132,275
                                                ----------



OIL, GAS & COAL - 7.2%
     300   Petrofina Sa Npv                     $  110,594
                                                ----------




REAL ESTATE & OTHER FINANCIALS -- 27.1%
   1,410   Nijver Almanij Parts Soc             $   71,080
   2,193   Nijver Almanij Strip VVPR*                  177
   1,500   Cie Belge De Parcip Paribas              68,136
     535   Fortis Ag                               111,485
     250   Royal Belge                              71,101
      10   Socfinasia                               33,671
      75   Sofina                                   55,600
                                                ----------
                                                $  411,250
                                                ----------



RECREATION -- 4.4%
   1,660   Audiofina                            $   67,035
                                                ----------



RETAILERS -- 12.1%
     110   Colruyt Sa                           $   56,119
   1,300   Delhaize Le Ps                           65,885
   1,250   G.I.B. Holdings Ltd                      60,655
                                                ----------
                                                $  182,659
                                                ----------


UTILITIES -- 12.6%
     550   Electrabel SA                        $  127,065
     715   Tractebel SA                             62,258
     390   Tractebel SA*                               999
                                                ----------
                                                $  190,322
                                                ----------


MISCELLANEOUS -- 3.3%
     180   Ackermans & Van Haaren               $   49,980
                                                ----------



TOTAL INVESTMENTS
(identified cost, $1,053,461)-- 93.5%           $1,421,182



OTHER ASSETS, LESS LIABILITIES-- 6.5%               99,121
                                                ----------



NET ASSETS-- 100.0%                             $1,520,303
                                                 ==========



* Non-income producing security.




See notes to financial statements

Wright EquiFund - Britain
Portfolio of Investments as of December 31, 1997
===============================================================================

Shares     Description                              Value

-------------------------------------------------------------------------------

BEVERAGES -- 3.4%
   2,346   Cadbury Schweppes Plc                $   23,823
                                                ----------



CHEMICALS -- 2.8%
   7,000   Allied Colloids Group Plc            $   19,203
                                                ----------



ELECTRONICS -- 7.7%
   1,417   Siebe Plc                            $   27,983
   1,800   Smiths Industries                        25,224
                                                ----------
                                                $  53,207
                                                ----------



FINANCIAL -- 10.7%
   2,882   Hsbc Holdings Plc                    $   74,297
                                                ----------



FOOD -- 6.2%
   1,230   Unigate Plc                          $   12,216
   3,600   Unilever Limited                         31,156
                                                ----------
                                                $   43,372
                                                ----------



MACHINERY & EQUIPMENT -- 2.2%
     700   Powerscreen Int'L                    $    7,067
   1,800   Weir Group Plc (The)                      7,913
                                                ----------
                                                $   14,980
                                                ----------




METAL PRODUCT MANUFACTURERS -- 2.8%
   2,200   Johnson Matthey Public Limited       $   19,814
                                                ----------




OIL, GAS & COAL -- 15.6%
   1,200   Burmah Castrol Plc                   $   20,267
  12,500   Shell Trnspt & Trdg                      88,205
                                                ----------
                                                $  108,472
                                                ----------




PRINTING & PUBLISHING -- 2.8%
   1,500   Pearson Plc*                         $   19,608
                                                ----------



REAL ESTATE & OTHER FINANCIALS -- 2.8%
   1,454   Provident Financial Plc              $   19,222
                                                ----------



RETAILERS -- 13.9%
   2,000   Boots Company (The) Plc*             $   28,969
   2,900   Marks & Spencer Plc Eng                  28,706
   3,130   Tesco Plc                                25,604
   3,600   Wm Morrison Supermarkets Plc             13,683
                                                ----------
                                                $   96,962
                                                ----------


UTILITIES -- 19.7%
   2,846   Cable & Wireless Plc                 $   25,350
   3,300   National Power Plc (New)                 32,666
   4,100   Scottish Power Plc                       36,452
   1,041   Thames Water Plc                         15,595
   3,662   Vodafone Group Plc                       26,566
                                                ----------
                                                $  136,629
                                                ----------


MISCELLANEOUS -- 10.3%
   1,700   Kwik-Fit Holdings Plc*               $    9,875
   2,600   Reuters Holdings Plc                     28,573
     700   Watson & Philip Plc                       5,934
   3,433   Wolseley Plc                             27,453
                                                ----------
                                                $   71,835
                                                ----------


TOTAL INVESTMENTS
(identified cost, $611,209) -- 100.9%           $  701,424


OTHER ASSETS, LESS LIABILITIES -- (0.9%)           (6,207)
                                                ----------


NET ASSETS -- 100.0%                            $  695,217
                                                 ==========

* Non-income producing security.



See notes to financial statements

Wright EquiFund - Germany
Portfolio of Investments as of December 31, 1997
===============================================================================

Shares     Description                              Value

-------------------------------------------------------------------------------


APPAREL -- 0.9%
      10   Boss, Hugo                           $   12,931
                                                ----------

AUTOMOTIVE -- 4.0%
      75   Bayerische Motoren Werke AG          $   56,104
                                                ----------


CHEMICALS -- 16.5%
   1,700   BASF AG German Ord.                  $   60,275
   1,700   Bayer AG                                 63,537
     800   Henkel KGAA                              50,501
   1,600   Hoechst AG                               56,062
                                                ----------
                                                $  230,375
                                                ----------

CONSTRUCTION -- 4.0%
      50   Buderus AG                           $   22,414
      45   Dyckerhoff                               11,888
     311   Heidelberger Zement AG German            22,140
                                                ----------
                                                $   56,442
                                                ----------

DIVERSIFIED -- 11.0%
     110   M.A.N. AG DM50                       $   31,874
     910   Veba AG                                  61,999
     110   Viag AG                                  59,283
                                                ----------
                                                $  153,156
                                                ----------

DRUGS, COSMETICS & HEALTHCARE -- 5.4%
     140   Fresenius AG                         $   25,773
     350   Schering AG                              33,774
      20   Wella AG                                 15,184
                                                ----------
                                                $   74,731
                                                ----------

ELECTRONICS -- 12.4%
     250   SAP AG                               $   81,827
   1,300   Siemens AG German Ord.                   77,002
     250   Vossloh AG                               13,974
                                                ----------
                                                $  172,803
                                                ----------

FINANCIAL -- 13.3%
   1,500   Commerzbank AG                       $   59,066
     970   Deutsche Bank AG                         68,515
   1,250   Dresdner Bank AG                         57,703
                                                ----------
                                                $  185,284
                                                ----------

FOOD -- 2.0%
      60   Suedzucker Ord.                      $   28,198
                                                ----------

MACHINERY & EQUIPMENT -- 3.8%
      50   Gea Pref Sares                       $   16,170
      60   Linde AG German Ord.                     36,641
                                                ----------
                                                $   52,811
                                                ----------

METAL PRODUCERS -- 2.0%
     560   Degussa AG German Ord.               $   28,031
                                                ----------


REAL ESTATE & OTHER FINANCIALS -- 11.5%
     400   Allianz AG Holdings Ger. Reg.        $  103,671
     150   Muenchener Rueckerver                    56,563
                                                ----------
                                                $  160,234
                                                ----------

RETAILERS -- 2.4%
     640   Douglas Holding AG                   $   19,328
     200   Hornbach AG                              13,849
                                                ----------
                                                $   33,177
                                                ----------

UTILITIES -- 4.1%
   1,080   RWE AG                               $   57,964
                                                ----------


MISCELLANEOUS -- 4.5%
      70   Friedrich Grohe AG VZ                $   16,974
     520   Gehe AG                                  26,029
     200   Rhoen-Klinikum                           19,578
                                                ----------
                                                $   62,581
                                                ----------

TOTAL INVESTMENTS
(identified cost, $1,094,742) -- 97.8%          $1,364,822


OTHER ASSETS, LESS LIABILITIES -- 2.2%              30,203
                                                ----------


NET ASSETS -- 100.0%                            $1,395,025
                                                ===========


See notes to financial statements

Wright EquiFund - Hong Kong/China
Portfolio of Investments as of December 31, 1997
===============================================================================

 Shares     Description                              Value

--------------------------------------------------------------------------------


AEROSPACE -- 1.8%
   52,000  Hong Kong Aircraft Engineering Co.   $  128,096
                                                ----------


DIVERSIFIED - 11.3%
   40,000  Hutchison Whampoa Ltd.               $  250,903
   78,000  New World Development                   269,799
   48,000  Swire Pacific Ltd.                      263,294
                                                ----------
                                                $  783,996
                                                ----------


ELECTRICAL -- 3.3%
   79,400  Johnson Electric Holdings-500        $  228,526
                                                ----------


FINANCIAL -- 22.9%
  117,004  Bank of East Asia Hong Kong          $  274,087
   86,000  Guoco Group Ltd.                        210,338
   26,900  Hang Seng Bank                          259,522
   26,455  HSBC Holdings PLC                       652,156
   41,640  Wing Lung Bank                          199,386
                                                ----------
                                                $ ,595,489
                                                ----------



PRINTING & PUBLISHING -- 3.4%
  340,000  South China Morning Pos
            (Hold.) Ltd.*                       $  239,158
                                                ----------



REAL ESTATE & OTHER FINANCIALS -- 11.9%
   42,000  Cheung Kong                          $  275,103
   60,000  Henderson Land Devel. Co. Ltd.          282,654
   39,000  Sun Hung Kai Properties Ltd.            271,812
                                                ----------
                                                $  829,569
                                                ----------


RETAILERS -- 4.5%
   79,666  Dickson Concepts Int'l.              $  116,188
  196,000  Jardine Int'l. Motor Holdings           106,247
  173,000  Sime Darby Hong Kong Limited             84,848
                                                ----------
                                                $  307,283
                                                ----------


TRANSPORTATION -- 4.1%
  354,000  Cathay Pacific Airways Ltd.          $  287,842
                                                ----------


UTILITIES -- 18.9%
   50,000  China Light & Power Co.              $  277,491
  140,560  Hong Kong & China Gas                   272,121
   70,000  Hong Kong Electric Holdings Ltd.        266,069
  242,490  Hong Kong Telecom                       499,189
                                                ----------
                                                $1,314,870
                                                ----------



MISCELLANEOUS -- 3.8%
   66,000  Citic Pacific Ltd.                   $  262,364
                                                ----------




TOTAL INVESTMENTS
(identified cost, $6,842,966) -- 85.9%          $5,977,193


OTHER ASSETS, LESS LIABILITIES -- 14.1%            980,360
                                                ----------



NET ASSETS -- 100.0%                            $6,957,553
                                                ===========


* Non-income producing security.

See notes to financial statements

Wright EquiFund - Italian
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

-------------------------------------------------------------------------------


APPAREL -- 4.9%
   1,660   Benetton SpA                         $   26,958
                                                ----------



AUTOMOTIVE -- 2.5%
   5,500   Sogefi                               $   13,999
                                                ----------



DRUGS, COSMETICS & HEALTHCARE -- 4.1%
   5,000   Sorin Biomedical SpA                 $   22,598
                                                ----------



ELECTRICAL -- 9.3%
   1,500   Gewiss SpA                           $   28,422
   8,500   Pirelli SpA*                             22,543
                                                ----------
                                                $   50,965
                                                ----------


ELECTRONICS -- 2.6%
   7,000   Tecnost SpA                          $   14,214
                                                ----------


FINANCIAL -- 17.8%
   2,500   Banca Agricola Mantovana             $   25,803
   1,000   Banca Popolare Di Bergamo                17,445
   3,000   Banca Credito Agrario Bresci             26,798
   1,500   Credito Bergamasco Azione No             28,083
                                                ----------
                                                $   98,129
                                                ----------


FOOD - 3.4%
  13,000   Parmalat Finanziaria SpA             $   18,559
                                                ----------



MACHINERY & EQUIPMENT - 4.0%
   8,500   Comau SpA                            $   22,212
                                                ----------


METAL PRODUCERS -- 3.5%
   2,000   Saes Getters SpA                     $   19,094
                                                ----------



OIL, GAS & COAL - 14.5%
  14,000   Eni SpA                              $   79,993
                                                ----------


REAL ESTATE & OTHER FINANCIALS -- 10.3%
   2,600   Alleanza Asicurazioni SpA            $   26,066
   1,250   Assicurazione Generali Itl               30,777
                                                ----------
                                                $   56,843
                                                ----------


RETAILERS - 3.6%
   5,500   Ifil Finanz Di Partecipazoni         $   20,009
                                                ----------



UTILITIES -- 12.3%
   4,000   Edison SpA                           $   23,946
  10,000   Sondel-Societa Nordelettrica             18,993
   3,888   Telecom Italia SpA                       24,885
                                                ----------
                                                $   67,824
                                                ----------


MISCELLANEOUS -- 1.4%
   1,000   Industrie Zignagos Margherita        $    7,732
                                                ----------


TOTAL INVESTMENTS
(identified cost, $448,418) -- 94.2%            $  519,129


OTHER ASSETS, LESS LIABILITIES -- 5.8%              31,757
                                                ----------


NET ASSETS -- 100.0%                            $  550,886
                                                ===========


* Non-income producing security.


See notes to financial statements

Wright EquiFund - Japan
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

--------------------------------------------------------------------------------


AUTOMOTIVE -- 11.6%
  12,000   Honda Motor Co. Ltd.                 $  440,224
                                                ----------


BEVERAGES -- 2.6%
   8,000   Mikuni Coca-Cola Bottling            $   99,870
                                                ----------


CHEMICALS -- 4.0%
   7,000   Bridgestone Corp.                    $  151,719
                                                ----------


CONSTRUCTION -- 0.7%
   5,000   Kaneshita Construction               $   22,593
     700   Taihei Dengyo                             2,171
                                                ----------
                                                $   24,764
                                                ----------


DRUGS, COSMETICS & HEALTHCARE -- 17.2%
   9,365   Santen Pharmaceutical                $  107,586
   7,000   Taisho Pharmaceutical Co. Ltd.          178,525
  13,000   Takeda Chem Industries Ltd.             370,376
                                                ----------
                                                $  656,487
                                                ----------


ELECTRONICS -- 21.5%
   6,000   Aiwa Co., Ltd.                       $  151,183
   3,000   Hirose Electronics Co., Ltd.            153,251
   1,050   Keyence Corp.                           155,204
   4,000   Kyocera Corp.                           181,359
   7,000   Murata Mfg. Co. Ltd.                    177,453
                                                ----------
                                                $  818,450
                                                ----------


MACHINERY & EQUIPMENT -- 5.8%
   7,000   Canon Inc.                           $  162,978
   7,000   Tsukishima Kikai Co., Ltd.               56,828
                                                ----------
                                                $  219,806
                                                ----------


OIL, GAS & COAL -- 3.3%
  30,000   General Sekiyu K.K.                  $  126,599
                                                ----------



PAPER - 4.6%
   5,000   Uni-Charm Corporation                $  176,917
                                                ----------



PRINTING & PUBLISHING -- 3.9%
   8,000   Dai Nippon Printing Co. Ltd.         $  150,111
                                                ----------


RECREATION -- 4.9%
   1,900   Nintendo Co., Ltd.                   $  187,715
                                                ----------


REAL ESTATE & OTHER FINANCIALS -- 9.9%
   3,500   Promise Co., Ltd.                    $  194,072
     600   Shohkoh Fund & Co., Ltd.*               182,890
                                                ----------
                                                $  376,962
                                                ----------


RETAILERS -- 5.3%
   5,660   Familymart                           $  202,870
                                                ----------


MISCELLANEOUS -- 3.3%
   3,000   Autobacs Seven Co., Ltd.             $   86,161
  11,000   Inabata & Co., Ltd.                      34,541
                                                ----------
                                                $  120,702
                                                ----------


TOTAL INVESTMENTS
(identified cost, $4,069,827) -- 98.6%          $3,753,196


OTHER ASSETS, LESS LIABILITIES -- 1.4%              53,962
                                                ----------



NET ASSETS -- 100.0%                            $3,807,158
                                                ===========




* Non-income producing security.

See notes to financial statements

Wright EquiFund - Mexico
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

--------------------------------------------------------------------------------


BEVERAGES -- 12.1%
 150,000   Fomento Economico Mexicano           $ 1,199,260
 342,500   Grupo Continental SA-Ser CP            1,212,801
  32,600   Panamerican Beverages Inc.             1,047,274
                                                 ----------
                                                $ 3,459,335
                                                 ----------


CONSTRUCTION -- 11.1%
 179,000   Apasco SA                            $ 1,225,725
 274,820   Cemex SA - CPO*                        1,237,622
 570,000   Grupo Cementos Chihuahua-B               693,424
                                                 ----------
                                                $ 3,156,771
                                                 ----------


DIVERSIFIED -- 12.3%
 157,213   Alfa SA-A                            $ 1,053,259
 131,000   Desc Sociedad de Fomento Indl.         1,234,843
 182,000   Grupo Carso SA*                        1,210,339
                                                 ----------
                                                $ 3,498,441
                                                 ----------


FOOD -- 7.9%
 137,000   Grupo Industrial Bimbo-Ser A         $ 1,318,445
 913,000   Grupo Industrial Maseca B                937,219
                                                 ----------
                                                $ 2,255,664
                                                 ----------

METAL PRODUCERS -- 4.2%
 335,000   Grupo Mexico SA Ser B*               $ 1,198,643
                                                 -----------


METAL PRODUCT MFRS. -- 3.9%
  52,000   Tubos De Acero*                      $ 1,109,932
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 4.3%
 415,000   Grupo Financieri Banamex*            $ 1,236,552
                                                 ----------


RECREATION -- 4.4%
  65,000   Grupo Televisa SA-Ser CPO*           $ 1,253,486
                                                 ----------


RETAILERS -- 16.4%
 882,189   Cifra SA de CV B*                    $ 2,157,309
 982,000   Controladora Coml Mexicana             1,274,601
 278,000   Organizacion Soriana SA de CV*         1,224,503
                                                 ----------
                                                $ 4,656,413
                                                 ----------


TOBACCO -- 4.2%
 226,000   Empressa La Moderna Ser ACP*         $ 1,201,801
                                                 ----------



UTILITIES -- 12.3%
1,247,000  Telefonos de Mexico                  $ 3,492,523
                                                 ----------



MISCELLANEOUS -- 2.1%
  854,000  Grupo Posadas Sa De CV*              $   590,056
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $19,636,108) -- 95.2%         $27,109,617


OTHER ASSETS, LESS LIABILITIES -- 4.8%            1,358,508
                                                 ----------



NET ASSETS -- 100.0%                            $28,468,125
                                                 ===========


* Non-income producing security.

See notes to financial statements

Wright EquiFund - Netherlands
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

--------------------------------------------------------------------------------


BEVERAGES -- 4.0%
   2,940   Heineken N.V.                        $   512,124
                                                  ----------


CHEMICALS -- 4.7%
   3,500   Akzo Nobel N.V.                      $   603,800
                                                  ----------


CONSTRUCTION -- 2.7%
   5,740   Hollandsche Beton Groep N.V.         $   106,784
   6,182   Koninklijke Boskalis                     109,821
   4,414   Volker Wessels Stevin                    137,223
                                                 ----------
                                                $   353,828
                                                 ----------

DIVERSIFIED -- 1.9%
   1,063   Atag Holding N.V.*                   $    66,198
   5,400   Stork N.V.*                              186,529
                                                 ----------
                                                $   252,727
                                                 ----------

ELECTRONICS -- 6.3%
   8,516   Getronics N.V.                       $   271,470
   9,000   Philips Electronics NV                   540,044
                                                 ----------
                                                $   811,514
                                                 ----------

FINANCIAL -- 4.6%
  30,318   ABN Amro Holdings                    $   590,950
                                                 ----------


FOOD -- 13.9%
   5,567   CSM N.V. Cert.*                      $   247,239
  10,981   Nutricia Verenigde Bedrijven             333,250
  19,880   Unilever N.V.                          1,226,252
                                                 ----------
                                                $ 1,806,741
                                                ----------

MACHINERY & EQUIPMENT -- 1.7%
   2,029   Oce-Van Der Grinten                  $   221,273
                                                 ----------


METAL PRODUCT MANUFACTURERS -- 2.9%
   7,564   Hunter Douglas N.V.                  $   265,011
   2,036   Twentsche Kabel Holding N.V.             100,971
                                                 ----------
                                                $   365,982
                                                 ----------


OIL, GAS & COAL -- 12.6%
  29,800   Royal Dutch Petroleum Co.            $ 1,636,684
                                                 ----------


PRINTING & PUBLISHING -- 13.3%
  36,950   Elsevier                             $   598,056
   8,390   Telegraaf (Holdingsmij) - CVA            158,153
  16,750   Verenigde Nederlandse                    472,786
   3,883   Wolters Kluwer N.V.                      501,830
                                                 ----------
                                                $ 1,730,825
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 12.8%
   6,535   Aegon N.V.                           $   582,071
  11,668   Fortis Amev N.V.                         508,982
  13,564   ING Groep N.V.                           571,609
                                                 ----------
                                                $ 1,662,662
                                                 ----------

RECREATION -- 3.7%
  10,100   Polygram                             $   483,444
                                                 ----------


RETAILERS -- 4.1%
  20,472   Koninklijke Ahold N.V.               $   534,404
                                                 ----------


TEXTILES -- 0.7%
   1,850   Gamma Holding N.V.                   $    94,029
                                                 ----------


UTILITIES -- 4.7%
  14,713   Koninklijke PTT Nederland NV         $   614,221
                                                 ----------


MISCELLANEOUS -- 4.5%
   7,480   Hagemeyer N.V.                       $   312,635
   3,664   IHC Caland N.V.                          190,206
   1,300   Sligro Beheer*                            81,471
                                                 ----------
                                                $   584,312
                                                 ----------

TOTAL INVESTMENTS
(identified cost, $10,716,896) -- 99.1%         $12,859,520

OTHER ASSETS, LESS LIABILITIES -- 0.9%              115,332
                                                 ----------


NET ASSETS -- 100.0%                            $12,974,852
                                                ===========

* Non-income producing security.


See notes to financial statements

Wright EquiFund - Nordic
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

-------------------------------------------------------------------------------


CHEMICALS -- 7.9%
   1,710   Cheminova Holdings*                  $    40,194
     300   Christian Hansen Holding - B              35,521
   2,750   Norsk Hydro                              134,101
                                                 ----------
                                                $   209,816
                                                 ----------


CONSTRUCTION -- 8.6%
     200   Icopal                               $    42,923
   3,200   Skanska B Free                           131,281
   2,100   Superfos AS                               53,102
                                                 ----------
                                                $   227,306
                                                 ----------


DIVERSIFIED -- 10.3%
   1,750   Kvaerner Asa A-Shs                   $    89,130
   1,410   Orkla A/S-B-Aksjer                       109,630
   4,050   Perstorp AB                               72,485
                                                 ----------
                                                $   271,245
                                                 ----------



DRUGS, COSMETICS & HEALTHCARE -- 18.7%
  11,966   Astra AB B Free Shares*              $   207,374
     830   Coloplast B A/S                           64,224
   1,000   Novo-Nordisk AS                          143,076
   3,080   Orion A/S-B                               79,223
                                                 ----------
                                                $   493,897
                                                 ----------


ELECTRICAL -- 9.1%
  11,250   Abb AB                               $   132,576
   1,550   Electrolux                               107,643
                                                 ----------
                                                $   240,219
                                                 ----------


ELECTRONICS -- 15.5%
   1,850   Nokia AB-K Shares*                   $   132,466
   7,350   Ericsson AB B Free                       276,524
                                                 ----------
                                                $   408,990
                                                 ----------


FINANCIAL -- 4.3%
   3,290   Svenska Handelsbanken - "A"          $   113,826
                                                 ----------


FOOD -- 3.8%
   1,800   Danisco A/S                          $    99,861
                                                 ----------


MACHINERY & EQUIPMENT -- 11.9%
   4,030   Atlas Copco AB A Free                $   120,380
   2,800   Metra OY*                                 65,801
   4,450   Sandvik AB B Fria                        127,318
                                                 ----------
                                                $   313,499
                                                 ----------


METAL PRODUCERS -- 1.7%
   1,500   Hoganas AB*                          $    45,941
                                                 ----------



PAPER -- 1.9%
   6,300   Metsa-Serla Oyj*                     $    49,158
                                                 ----------



REAL ESTATE & OTHER FINANCIALS -- 2.4%
   1,750   Om Gruppen AB Free                   $    63,744
                                                 ----------


UTILITIES -- 7.7%
   3,760   Graningeverkens                      $    63,029
   5,200   Sydkraft AB - A Free                     140,911
                                                 ----------
                                                $   203,940
                                                 ----------



TOTAL INVESTMENTS
(identified cost, $2,443,912) -- 103.8%         $ 2,741,442


OTHER ASSETS, LESS LIABILITIES -- (3.8%)          (101,052)
                                                 ----------


NET ASSETS -- 100.0%                            $ 2,640,390
                                                ===========

* Non-income producing security.


See notes to financial statements

Wright EquiFund - Switzerland
Portfolio of Investments as of December 31, 1997
================================================================================

Shares     Description                              Value

--------------------------------------------------------------------------------

CHEMICALS -- 9.3%
      14   Ems-Chemie Holding AG*               $    68,748
      20   Sarna Kunststoff Hldg AG-Reg.             26,126
      20   Siegfried AG-R                            24,484
                                                 ----------
                                                $   119,358
                                                 ----------


CONSTRUCTION -- 8.2%
      80   Holderbank Finan Glaris-B            $    65,219
     125   Sika Finanz AG-Bearer                     39,668
                                                 ----------
                                                $   104,887
                                                 ----------


DIVERSIFIED -- 4.5%
      60   Alusuisse-Lonza Holdings             $    57,162
                                                 ----------



DRUGS, COSMETICS & HEALTHCARE -- 29.2%
     120   Novartis AG-Reg                      $   194,508
      18   Roche Holding AG-Genuschein              178,566
                                                 ----------
                                                $   373,074
                                                 ----------


ELECTRICAL -- 8.7%
      55   ABB AG                               $    69,025
      70   Hilti AG-PC                               42,656
                                                 ----------
                                                $   111,681
                                                 ----------


ELECTRONICS -- 1.4%
     115   Logitech International-Reg*          $    17,697
                                                 ----------


FINANCIAL -- 18.2%
     400   Credit Suisse Group-Reg              $    61,827
      25   Julius Baer Holdings                      46,336
     190   Schweizerische Bankverein-Reg             58,995
      45   UBS (Schw. Bank Gesellschaft)             65,000
                                                 ----------
                                                $   232,158
                                                 ----------


FOOD -- 6.7%
      15   Lindt & Spruengli AG-PC              $    26,161
      40   Nestle                                    59,884
                                                 ----------
                                                $    86,045
                                                 ----------


MACHINERY & EQUIPMENT - 3.2%
      15   Schweiz Ind. Gesselschaft            $    41,035
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 13.6%
      65   Intershop Holdings-Br                $    30,585
      40   Schw Rueckversicherungs-Reg               74,739
     145   Zurich Versicherungs-Reg                  69,022
                                                 ----------
                                                $   174,346
                                                 ----------


RETAILERS -- 2.6%
     155   Valora Holding AG                    $    32,651
                                                 ----------



TEXTILES -- 2.9%
      90   Forbo Holdings AG-R                  $    36,747
                                                 ----------



UTILITIES -- 2.3%
     150   Elek-Gesellsc Laufenbourg            $    29,238
                                                 ----------



MISCELLANEOUS -- 6.5%
      90   Kardex B                             $    24,314
     430   S.M.H. Ag-Reg. 10SFR                      57,935
                                                 ----------
                                                $    82,249
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $1,389,135) -- 117.3%         $ 1,498,328


OTHER ASSETS, LESS LIABILITIES -- (17.3%)         (220,865)
                                                 ----------


NET ASSETS -- 100.0%                            $ 1,277,463
                                                 ==========

* Non-income producing security.

See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1997
================================================================================

                                                               THE WRIGHT EQUIFUND EQUITY TRUST
                                                           BELGIUM/
                                                          LUXEMBOURG         BRITAIN           GERMANY
                                                            SERIES           SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................$  1,053,461      $    611,209     $  1,094,742
       Unrealized appreciation.........................     367,721            90,215          270,080
                                                         -----------       -----------      -----------

         Total value (Note 1A).........................$  1,421,182      $    701,424     $  1,364,822

     Cash..............................................      16,736               644              --
     Foreign cash......................................         --             60,560              --
     Receivable for investments sold...................      74,127               --            17,875
     Receivable for Fund shares sold...................         --                --            10,050
     Receivable from Investment Adviser................      21,500            30,280            6,650
     Dividends receivable..............................         --              2,382              --
     Tax reclaim receivable...........................        8,870             2,166            3,398
     Deferred organization expenses (Note 1F)..........       2,449             6,400            6,390
                                                         -----------       -----------      -----------
         Total Assets..................................$  1,544,864      $    803,856     $  1,409,185
                                                         -----------       -----------      -----------

   LIABILITIES:
     Cash overdraft....................................$        --       $        --      $      3,083
     Payable for investments purchased.................      13,113            60,549              --
     Payable for Fund shares reacquired................       4,632               --             5,908
     Investment Adviser fee payable....................         155               --               --
     Trustee fee payable...............................         225               225              225
     Accrued expenses..................................       6,436             2,865            4,944
     Line of Credit (Note 10)..........................         --             45,000              --
                                                         -----------       -----------      -----------
         Total Liabilities.............................$     24,561      $    108,639     $     14,160
                                                         -----------       -----------      -----------

   NET ASSETS..........................................$  1,520,303      $    695,217     $  1,395,025
                                                        ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................$    985,060      $    781,918     $  1,139,914
   Accumulated undistributed net realized gain
    on investment and foreign currency transactions
    (computed on the basis of identified cost).........     187,727             (959)           (8,771)
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........     367,026            90,357          269,641
   Distributions in excess of net investment income....     (19,510)        (176,099)           (5,759)
                                                          -----------       -----------      -----------

     Net assets applicable to outstanding shares...... $  1,520,303      $    695,217     $ 1,395,025
                                                          ============      ============     ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING..........      159,398            77,470         119,402
                                                          ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................       $9.54             $8.97           $11.68
                                                          ============      ============     ============



See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1997
================================================================================

                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                        HONG KONG/CHINA       ITALIAN           JAPAN            MEXICO
                                                            SERIES            SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................   $ 6,842,966      $    448,418      $  4,069,827     $ 19,636,108
       Unrealized appreciation (depreciation)..........      (865,773)           70,711         (316,631)        7,473,509
                                                           -----------      -----------       -----------      -----------

         Total value (Note 1A).........................   $ 5,977,193      $    519,129      $  3,753,196     $ 27,109,617

     Cash..............................................           352             7,943           193,467        1,087,571
     Receivable for investments sold...................        838,044              --                --               --
     Receivable for Fund shares sold...................        451,067            2,500            15,500          277,131
     Receivable from Investment Adviser................            --            16,600               --               --
     Dividends receivable..............................         10,323              --              1,650              --
     Tax reclaim receivable............................            --               135               101              --
     Deferred organization expenses (Note 1F)..........            --            13,277             2,091            5,547
                                                           -----------      -----------       -----------      -----------
         Total Assets..................................   $  7,276,979     $    559,584      $  3,966,005     $ 28,479,866
                                                           -----------      -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................   $      7,025     $      3,977      $    154,813     $        --
     Payable for open forward foreign currency
      exchange contracts (Notes 1I & 7)................             89              --                --               --
     Trustee fee payable...............................            225              225               225              225
     Accrued expenses..................................          3,087            4,496             3,809           11,516
     Line of Credit (Note 10)..........................        309,000              --                --               --
                                                           -----------      -----------       -----------      -----------

         Total Liabilities.............................   $    319,426     $      8,698      $    158,847     $     11,741
                                                           -----------      -----------       -----------      -----------

   NET ASSETS..........................................   $  6,957,553     $    550,886      $  3,807,158     $ 28,468,125
                                                           ============     ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................   $  8,838,452     $    463,822      $  7,337,509     $ 24,001,833
   Accumulated undistributed net realized loss
    on investments and foreign currency transactions
    (computed on the basis of identified cost).........    (1,166,345)           14,957       (3,183,635)       (2,940,991)
   Unrealized appreciation (depreciation) of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........      (865,753)           70,710         (316,635)        7,473,509
   Undistributed (distributions in excess of)
    net investment income..............................        151,199            1,397          (30,081)          (66,226)
                                                           -----------      -----------       -----------      -----------
     Net assets applicable to outstanding shares.......   $  6,957,553     $    550,886      $  3,807,158     $ 28,468,125
                                                          ============     ============      ============     ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING...........        580,627           49,931           556,407        3,714,425
                                                          ============     ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................        $11.98            $11.03            $6.84             $7.66
                                                          ============     ============      ============     ============


See notes to financial statements

     Statements of Assets and Liabilities
     December 31, 1997
================================================================================

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................                    $ 10,716,896      $  2,443,912     $  1,389,135
       Unrealized appreciation.........................                       2,142,624           297,530          109,193
                                                                            -----------       -----------      -----------

         Total value (Note 1A).........................                    $ 12,859,520      $  2,741,442     $  1,498,328

     Cash..............................................                         123,929               450              719
     Foreign cash......................................                             --                --             4,228
     Receivable for Fund shares sold...................                          12,579               191           16,100
     Receivable from Investment Adviser................                             --             12,182           25,150
     Tax reclaim receivable............................                             752               654           17,960
     Deferred organization expenses (Note 1F)..........                             --              2,091            2,414
                                                                           -----------       -----------      -----------

         Total Assets..................................                    $ 12,996,780      $  2,757,010     $  1,564,899
                                                                           -----------       -----------      -----------

   LIABILITIES:
     Payable for Fund shares reacquired................                    $     20,128      $     40,896     $     14,649
     Trustee fee payable...............................                             225               225              225
     Accrued expenses..................................                           1,575             3,499            3,562
     Line of Credit (Note 10)..........................                             --             72,000          269,000
                                                                           -----------       -----------      -----------

         Total Liabilities.............................                    $     21,928      $    116,620     $    287,436
                                                                           -----------       -----------      -----------

   NET ASSETS..........................................                    $ 12,974,852      $  2,640,390     $  1,277,463
                                                                           ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $ 10,775,867      $  2,282,644     $  1,144,430
   Accumulated undistributed net realized gain on
    investment and foreign currency transactions
    (computed on the basis of identified cost).........                          80,533            30,889           34,834
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                       2,142,484           297,532          106,089
   Distributions in excess of net investment income....                         (24,032)           29,325           (7,890)
                                                                            -----------       -----------      -----------

     Net assets applicable to outstanding shares.......                    $ 12,974,852      $  2,640,390     $  1,277,463
                                                                           ============      ============     ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING...........                       1,322,354           208,240          106,586
                                                                           ============      ============     ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................                           $9.81            $12.68           $11.99
                                                                           ============      ============     ============


See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1997
================================================================================

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES           SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $      99,723     $      38,243     $     72,477
       Less Foreign taxes.............................                         (13,508)          (5,836)           (7,248)
                                                                           -----------       -----------      -----------
         Total investment income......................                   $      86,215     $      32,407     $     65,229
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $      48,012     $      10,263     $     55,204
       Administrator fee (Note 2).....................                           6,402             1,373            7,360
       Compensation of Trustees not affiliated with the
         Investment Adviser or Administrator (Note 2).                           1,107             1,192            1,167
       Custodian fee (Note 1E)........................                          50,930            38,076           50,833
       Transfer & dividend disbursing agent fees......                           4,434             2,240            4,319
       Distribution expenses (Note 3).................                          16,005             3,421           18,401
       Audit fees.....................................                          14,212            11,112           11,112
       Legal services.................................                           1,065             1,031            1,189
       Registration costs.............................                           9,369             8,990           10,600
       Amortization of organization expense (Note 1F).                           2,179             3,599            3,599
       Interest Expense...............................                           2,978               380            1,437
       Printing.......................................                           1,087             1,980            1,980
       Miscellaneous..................................                           8,434             3,718            8,833
                                                                           -----------       -----------      -----------
         Total expenses...............................                   $     166,214     $      87,375     $    176,034
                                                                           -----------       -----------      -----------

       Deduct --
         Reduction of Investment Adviser fee
          (Note 2)....................................                   $       4,318     $         861     $        908
         Allocation of expenses to Investment
          Adviser (Note 2)............................                          21,500            55,280            6,650
         Reduction of distribution expense by
          Principal Underwriter (Note 3)..............                           1,492               287              302
         Reduction of custodian fee (Note 1E).........                           7,888             3,272           21,008
                                                                           -----------       -----------      -----------
           Total deducted.............................                   $      35,198     $      59,700     $     28,868
                                                                           -----------       -----------      -----------
         Net expenses.................................                   $     131,016     $      27,675     $    147,166
                                                                           -----------       -----------      -----------
           Net investment income (loss)...............                   $     (44,801)    $       4,732     $    (81,937)
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment and foreign
      currency transactions (identified cost basis)...                   $   3,686,662     $     601,884     $  2,869,651
     Change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in
      foreign currencies..............................                      (3,234,301)        (597,720)       (2,023,600)
                                                                           -----------       -----------      -----------
         Net realized and unrealized gain.............                   $     452,361     $       4,164     $    846,051
                                                                           -----------       -----------      -----------
         Net increase in net assets
           from operations............................                   $     407,560     $       8,896     $    764,114
                                                                           ============      ============     ============





See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1997
================================================================================

                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                        HONG KONG/CHINA       ITALIAN           JAPAN            MEXICO
                                                            SERIES            SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................  $     307,068    $      32,695     $      74,118     $    423,559
       Less Foreign taxes.............................            --            (4,787)         (11,118)              --
                                                          -----------      -----------       -----------      -----------
         Total investment income......................  $     307,068    $      27,908     $      63,000     $    423,559
                                                          -----------      -----------       -----------      -----------


     Expenses --
       Investment Adviser fee (Note 2)................  $      97,167    $      25,549     $      79,721     $    229,596
       Administrator fee (Note 2).....................         12,954            3,406            10,629           30,613
       Compensation of Trustees not affiliated with the
        Investment Adviser or Administrator (Note 2)..            954              925               988            1,002
       Custodian fee (Note 1E)........................         50,046           29,536            52,428           82,154
       Transfer & dividend disbursing agent fees......         17,262            4,845            14,647           17,446
       Distribution expenses (Note 3).................         32,389            8,516            26,574           76,532
       Audit fees.....................................         15,112              412            14,462           14,612
       Legal services.................................          1,378            1,378             2,028            1,189
       Registration costs.............................         16,827           11,410            11,280           12,299
       Amortization of organization expense (Note 1F).            --             3,599             1,851            3,394
       Interest Expense...............................          3,134              721             5,095           13,368
       Printing.......................................            848            3,705               848            1,980
       Miscellaneous..................................          4,440            4,399             6,624            8,070
                                                          -----------      -----------       -----------      -----------
         Total expenses...............................  $     252,511    $      98,401     $     227,175     $    492,255
                                                          -----------      -----------       -----------      -----------


       Deduct --
         Reduction of Investment Adviser fee
          (Note 2)....................................  $         --     $       1,725     $         --      $        --
         Allocation of expenses to Investment
          Adviser (Note 2)............................            --            16,600               --               --
         Reduction of distribution expense by
          Principal Underwriter (Note 3)..............            --               575               --               --
         Reduction of custodian fee (Note 1E).........         31,045           11,398            32,827           49,430
                                                          -----------      -----------       -----------      -----------
            Total deducted............................  $      31,045    $      30,298     $      32,827     $     49,430
                                                          -----------      -----------       -----------      -----------
         Net expenses.................................  $     221,466    $      68,103     $     194,348     $    442,825
                                                          -----------      -----------       -----------      -----------
           Net investment income (loss)...............  $      85,602    $     (40,195)    $   (131,348)     $    (19,266)
                                                          -----------      -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...  $   4,142,003    $   1,051,828     $ (1,503,496)     $  2,649,772
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies...........................    (7,192,367)         (837,320)        1,219,790        5,057,394
                                                          -----------      -----------       -----------      -----------

       Net realized and unrealized gain (loss) .......  $ (3,050,364)    $     214,508     $   (283,706)     $  7,707,166
                                                          -----------      -----------       -----------      -----------

       Net increase (decrease) in net assets from
        operations....................................  $ (2,964,762)    $     174,313     $   (415,054)     $  7,687,900
                                                          ============     ============      ============     ============




See notes to financial statements

     Statements of Operations
     For the Year Ended December 31, 1997
================================================================================

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
-----------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $     240,932     $      64,000     $     49,947
       Less Foreign taxes.............................                         (36,140)          (9,741)           (5,473)
                                                                           -----------       -----------      -----------
         Total investment income......................                   $     204,792     $      54,259     $     44,474
                                                                           -----------       -----------      -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $      92,173     $      33,550     $     22,863
       Administrator fee (Note 2).....................                          12,289             4,474            3,047
       Compensation of Trustees not affiliated with the
         Investment Adviser or Administrator (Note 2).                           1,132             1,003            1,027
       Custodian fee (Note 1E)........................                          53,830            47,078           47,144
       Transfer & dividend disbursing agent fees......                           9,470            11,006            8,860
       Distribution expenses (Note 3).................                          30,726            11,184            7,621
       Audit fees.....................................                          11,362            11,112           11,762
       Legal services.................................                           1,116             1,378            1,378
       Registration costs.............................                           8,629            10,605            6,357
       Amortization of organization expense (Note 1F).                             --              1,851            2,154
       Interest expense...............................                              73               500              --
       Printing.......................................                           1,733               848              --
       Miscellaneous..................................                           6,756             6,077              --
                                                                           -----------       -----------      -----------
         Total expenses...............................                   $     229,289     $     140,666     $    112,213
                                                                           -----------       -----------      -----------

       Deduct --
         Reduction of Investment Adviser fee
          (Note 2)....................................                   $         --      $      21,515     $     13,045
         Allocation of expenses to Investment
          Adviser (Note 2)............................                             --             12,182           25,150
         Reduction of distribution expense by
          Principal Underwriter (Note 3)..............                             --             11,184            4,348
         Reduction of custodian fee (Note 1E).........                          17,824             6,373            8,719
                                                                           -----------       -----------      -----------
           Total deducted.............................                   $      17,824     $      51,254     $     51,262
                                                                           -----------       -----------      -----------
         Net expenses.................................                   $     211,465     $      89,412     $     60,951
                                                                           -----------       -----------      -----------
           Net investment loss........................                   $      (6,673)    $    (35,153)     $    (16,477)
                                                                           -----------       -----------      -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment and foreign
      currency transactions (identified cost basis)...                   $     789,108     $   1,059,282     $    743,525
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies...........................                       1,018,221         (859,661)         (102,778)
                                                                           -----------       -----------      -----------

         Net realized and unrealized gain.............                   $   1,807,329     $     199,621     $    640,747
                                                                           -----------       -----------      -----------

         Net increase in net assets
           from operations............................                   $   1,800,656     $     164,468     $    624,270
                                                                           ============      ============     ============


See notes to financial statements

     Statements of Changes in Net Assets
================================================================================

                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                             BELGIUM/LUXEMBOURG SERIES      BRITAIN SERIES            GERMANY SERIES
                                               Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                              -----------------------     -------------------       -------------------
                                                 1997         1996         1997         1996          1997        1996
------------------------------------------------------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $   (44,801) $    209,146  $     4,732  $   175,467  $   (81,937) $   (16,369)
       Net realized gain (loss)...........   3,686,662     1,491,743      601,884    1,028,628    2,869,651     (551,241)
       Change in unrealized appreciation
         (depreciation)...................  (3,234,301)    1,531,687     (597,720)      90,482   (2,023,600)   3,446,304
                                            -----------   -----------  -----------  -----------  -----------  -----------
         Increase in net assets
           from operations................ $   407,560  $  3,232,576  $     8,896  $ 1,294,577  $    764,114 $ 2,878,694

     Distributions to shareholders from
       net investment income..............          --      (131,084)          --      (21,078)          --           --
     Distributions to shareholders from
       net realized gains.................    (548,401)   (1,343,612)    (102,882)  (1,142,102)          --           --
     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........     (71,622)       34,371      (30,631)    (107,867)      (1,532)      20,883
     Net increase (decrease) from Fund share
       transactions (exclusive of amounts
       allocated to net investment income)
       (Note 4)...........................  (17,452,383)   2,640,023   (2,988,891)  (10,146,831) (22,505,188)  3,819,094
                                            -----------   -----------  -----------  -----------  -----------  -----------

       Net increase (decrease) in
         net assets....................... $(17,664,846) $ 4,432,274  $(3,113,508) $(10,123,301)$(21,742,606) $6,718,671

   NET ASSETS:

     At beginning of year.................  19,185,149    14,752,875    3,808,725   13,932,026   23,137,631   16,418,960
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of year....................... $ 1,520,303  $ 19,185,149  $   695,217  $ 3,808,725  $ 1,395,025  $23,137,631
                                            ===========   ===========  ===========  ===========  ===========  ===========

   UNDISTRIBUTED (DISTRIBUTIONS IN
     EXCESS OF) NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS........  $  (19,510)  $    96,537  $  (176,099)  $ (147,035)  $   (5,759)  $   51,238
                                            ===========   ===========  ===========  ===========  ===========  ===========



See notes to financial statements

     Statements of Changes in Net Assets
===============================================================================

                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                        HONG KONG/CHINA SERIES        ITALIAN SERIES
                                                                         Year Ended Dec. 31         Year Ended Dec. 31
                                                                         -------------------        -------------------
                                                                           1997         1996         1997       1996(1)
------------------------------------------------------------------------------------------------------------------------------

   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss).......                            $    85,602  $   508,415  $   (40,195) $   (42,324)
       Net realized gain (loss)...........                               4,142,003     566,477    1,051,828     (151,782)
       Change in unrealized appreciation
          (depreciation)..................                             (7,192,367)   6,216,698     (837,320)     908,030
                                                                       -----------  -----------  -----------  -----------
         Increase (decrease) in net assets
           from operations................                            $(2,964,762) $ 7,291,590  $   174,313  $   713,924

     Distributions to shareholders from
       net investment income..............                                     --     (411,362)          --           --
     Distributions to shareholders from
       net realized gains.................                                     --           --      (73,278)          --
     Undistributed net investment income
       (loss) included in price of shares
       sold and redeemed (Note 1D)........                               (559,687)     (78,279)       1,397           --
Net increase (decrease) from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                            (23,884,246)   2,164,968  (10,413,957)  10,148,487
                                                                       -----------  -----------  -----------  -----------
       Net increase (decrease) in net assets                         $(27,408,695) $ 8,966,917 $(10,311,525) $ 10,862,411


   NET ASSETS:

     At beginning of year.................                             34,366,248   25,399,331   10,862,411           --
                                                                       -----------  -----------  -----------  -----------

     At end of year.......................                            $ 6,957,553  $34,366,248   $  550,886   $10,862,411
                                                                      ============  ===========  ===========  ===========

   UNDISTRIBUTED (DISTRIBUTIONS IN
     EXCESS OF) NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS........                            $    151,199 $   711,307   $    1,397   $       --
                                                                      ============  ===========  ===========  ===========



   (1) For the period from the start of business, September 9, 1996, to December
31,1996.

See notes to financial statements

     Statements of Changes in Net Assets
================================================================================

                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                             JAPAN SERIES              MEXICO SERIES
                                                                          Year Ended Dec. 31        Year Ended Dec. 31
                                                                          -------------------       -------------------
                                                                           1997         1996         1997        1996
----------------------------------------------------------------------------------------------------------------------------


   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment loss................                            $  (131,348) $  (202,496) $   (19,266) $   (41,951)
       Net realized gain (loss)...........                             (1,503,496)      12,609    2,649,772    3,797,417
       Change in unrealized appreciation
         (depreciation)...................                              1,219,790   (1,695,909)   5,057,394    2,713,474
                                                                       -----------  -----------  -----------  -----------
         Increase (decrease) in net assets
           from operations................                            $  (415,054) $(1,885,796) $ 7,687,900  $ 6,468,940

     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........                                (17,450)          --       18,637           --
     Net decrease from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                            (12,801,277)  (2,704,248)  (1,266,076)  (16,934,318)
                                                                       -----------  -----------  -----------  -----------
       Net increase (decrease) in net assets                         $(13,233,781) $(4,590,044) $ 6,440,461$  (10,465,378)

   NET ASSETS:
     At beginning of year.................                             17,040,939   21,630,983   22,027,664   32,493,042
                                                                       -----------  -----------  -----------  -----------

     At end of year.......................                            $ 3,807,158  $17,040,939  $28,468,125  $22,027,664
                                                                      ============  =========== ============  ===========


   DISTRIBUTIONS IN EXCESS OF
    NET INVESTMENT INCOME INCLUDED
    IN NET ASSETS.........................                            $   (30,081) $      (600)  $ (66,226)   $       --
                                                                      ============  =========== ============  ===========



See notes to financial statements

     Statements of Changes in Net Assets
================================================================================

                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                                 NETHERLANDS SERIES          NORDIC SERIES          SWITZERLAND SERIES
                                                 Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                                 -------------------      ----------------------     ----------------------
                                                  1997        1996         1997         1996         1997        1996
-----------------------------------------------------------------------------------------------------------------------------

   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $    (6,673) $     57,762  $   (35,153) $   (27,521) $   (16,477) $   (1,334)
       Net realized gain..................     789,108     1,625,807    1,059,282      639,128      743,525      279,574
       Change in unrealized appreciation
        (depreciation)....................   1,018,221       596,237     (859,661)     774,974     (102,778)    (224,621)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Increase in net assets
          from operations................. $ 1,800,656  $  2,279,806  $   164,468  $ 1,386,581  $   624,270  $    53,619

     Distributions to shareholders
      from net realized gains............     (698,428)   (1,604,679)    (708,452)     (85,095)    (222,424)    (175,251)
     Undistributed net investment income
      (loss) included in price of shares
      sold and redeemed (Note 1D).........       3,359       (18,321)      (1,021)       8,773        6,100       (3,843)
     Net increase (decrease) from Fund
      share transactions (exclusive of
      amounts allocated to net investment
      income)  (Note 4)...................   4,303,237      (308,315)  (3,845,581)   2,216,412   (5,238,986)  (1,394,277)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Net increase (decrease)
          in net assets................... $ 5,408,824  $    348,491  $(4,390,586) $ 3,526,671  $(4,831,040) $(1,519,752)

   NET ASSETS:

     At beginning of year.................   7,566,028     7,217,537    7,030,976    3,504,305    6,108,503    7,628,255
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of year....................... $12,974,852  $  7,566,028  $ 2,640,390  $ 7,030,976  $ 1,277,463  $ 6,108,503
                                           ============   =========== ============  =========== ============  ===========
   UNDISTRIBUTED (DISTRIBUTIONS IN
    EXCESS OF) NET INVESTMENT
    INCOME INCLUDED IN NET ASSETS.........  $  (24,032)  $   (26,052) $    29,325   $   30,208   $   (7,890)  $    4,406
                                           ============   =========== ============  =========== ============  ===========


See notes to financial statements

     Financial Highlights
================================================================================

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                  BELGIUM/LUXEMBOURG SERIES
                                                                                   Year Ended December 31
                                                                       -------------------------------------------------
                                                                       1997(7)       1996         1995         1994(2)
------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 13.390     $ 12.010     $ 10.240     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)......................                $ (0.090)    $  0.171     $  0.156     $   0.106
     Net realized and unrealized gain..................                   1.570        2.334        1.904         0.174
                                                                        --------     --------     --------     --------

       Total income from investment operations.........                $  1.480     $  2.505     $  2.060     $   0.28
                                                                        --------     --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ (0.100)    $ (0.050)    $  (0.040)

     From net realized gains on investments............                  (5.330)      (1.025)      (0.240)       --
                                                                        --------     --------     --------     --------

       Total distributions.............................                $ (5.330)    $ (1.125)    $ (0.290)    $  (0.040)
                                                                        --------     --------     --------     --------

   Net asset value -- end of year......................                $  9.540     $ 13.390     $ 12.010     $  10.240
                                                                       =========    =========    =========    =========

   Total Return(4).....................................                  11.43%       20.99%       20.28%         2.81%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............               $   1,520    $  19,185    $  14,753     $  11,437
     Ratio of net expenses to average net assets(1) ...                   2.17% (5)    1.68%(5)     1.76%(5)      1.62%(3)
     Ratio of net investment income (loss) to average
       net assets......................................                  (0.70%)       1.20%        1.52%         0.95%(3)
     Portfolio Turnover Rate...........................                      8%          34%          38%           26%
     Average commission rate paid(6) ..................                $  0.1749    $  0.4536          --           --

   (1) During the year ended December 31, 1997,  the Investment  Adviser and the
     Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1997

   Net investment loss per share.......................                $ (0.145)
                                                                       =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.60%
                                                                       =========
     Net investment loss...............................                  (1.13%)
                                                                       =========

   (2) For the period from start of business, February 15, 1994, to December 31, 1994.
   (3) Annualized.
   (4) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%, 1.55% and 1.53% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.


See notes to financial statements

     Financial Highlights

================================================================================

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                BRITAIN SERIES
                                                                            Year Ended December 31
                                                                      ------------------------------------
                                                                       1997(7)       1996        1995(2)
----------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year................                $  9.090     $ 10.400     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income.............................                $  0.032     $  0.101     $  0.213
     Net realized and unrealized gain..................                   1.158        2.369        0.892
                                                                        --------     --------     --------
       Total income from investment operations.........                $  1.190     $  2.470     $  1.105
                                                                        --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ (0.020)    $ (0.150)

     From net realized gains on investments............                  (1.310)      (3.760)      (0.555)
                                                                        --------     --------     --------

       Total distributions.............................                $ (1.310)    $ (3.780)    $ (0.705)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $  8.970     $  9.090     $ 10.400
                                                                       =========    =========    =========
   Total Return(3).....................................                  13.30%       26.67%       11.10%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $     695    $   3,809    $  13,932
     Ratio of net expenses to average net assets(1) ...                   2.26%(5)     2.34%(5)     1.56%(4)(5)
     Ratio of net investment income to average net assets(1)              0.35%        2.46%        2.77%(4)
     Portfolio Turnover Rate...........................                     78%          93%          42%
     Average commission rate paid(6) ..................                $  0.0230    $  0.2000          --

   (1) During the years ended December 31, 1997 and 1996, the Investment Adviser and the Principal Underwriter reduced their fees, and the Investment
     Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1997         1996

   Net investment income (loss) per share..............                $ (0.346)    $  0.098
                                                                       =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   6.39%        2.42%
                                                                       =========    =========
     Net investment income (loss)......................                  (3.78%)       2.38%
                                                                       =========    =========


   (2) For the period from start of business, April 20, 1995, to December 31, 1995.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Annualized.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%, 2.00% and 1.24% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.


See notes to financial statements

     Financial Highlights
================================================================================

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                GERMANY SERIES
                                                                            Year Ended December 31
                                                                      -------------------------------------
                                                                       1997(7)       1996        1995(2)
-----------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 10.630     $  9.240     $ 10.000
                                                                        --------     --------     --------

   Income (loss) from Investment Operations:
     Net investment income (loss)......................                $ (0.118)    $ (0.001)    $  0.073
     Net realized and unrealized gain (loss)...........                   1.168        1.391       (0.783)
                                                                        --------     --------     --------
       Total income (loss) from investment operations..                $  1.050     $  1.390     $ (0.710)
                                                                        --------     --------     --------

   Less Distributions:
     From net investment income........................                  --           --           (0.050)
                                                                        --------     --------     --------

   Net asset value -- end of year......................                $ 11.68      $ 10.630     $  9.240
                                                                       =========    =========    =========

   Total Return(3).....................................                   9.88%       15.04%       (7.09%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   1,395    $  23,138    $  16,419
     Ratio of net expenses to average net assets(1) ...                   2.28% (5)    1.68%(5)     1.59%(4) (5)
     Ratio of net investment income (loss) to average net
       assets..........................................                  (1.11%)      (0.08%)       0.91%(3)
     Portfolio Turnover Rate...........................                      8%          77%          18%
     Average commission rate paid(6) ..................                $  0.2522    $  0.0198          --

   (1) During the year ended December 31, 1997,  the Investment  Adviser and the
     Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1997

   Net investment loss per share.......................                $ (0.130)
                                                                       =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.39%
                                                                       =========
     Net investment loss...............................                  (1.22%)
                                                                       =========

   (2) For the period from start of business, April 19, 1995, to December 31, 1995.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Annualized.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%, 1.57% and 1.29% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.



See notes to financial statements

     Financial Highlights
================================================================================

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                       HONG KONG/CHINA SERIES
                                                                       Year Ended December 31
                                                         ----------------------------------------------------------------
                                                          1997(6)       1996         1995         1994          1993
--------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $ 16.470     $ 13.030     $ 13.020     $ 20.990     $  11.770
                                                          --------      --------     --------     --------     --------

   Income (loss) from Investment Operations:
     Net investment income(1)..............               $  0.110     $  0.182     $  0.368     $  0.678     $   0.426
     Net realized and unrealized gain (loss)(3)             (4.600)       3.458       (0.158)      (8.448)        9.394
                                                           --------      --------     --------     --------     --------

       Total income (loss)
         from investment operations........               $ (4.490)    $  3.640     $  0.210     $ (7.770)    $   9.820
                                                           --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $ --         $  (0.200)   $ (0.200)    $ (0.200)    $  (0.254)

     From net realized gains on investments                 --               --          --        --            (0.346)
                                                          --------      --------     --------     --------     --------

       Total distributions.................               $ --         $  (0.200)   $ (0.200)    $ (0.200)    $  (0.600)
                                                          --------      --------     --------     --------     --------

   Net asset value -- end of year..........               $ 11.980     $ 16.470     $ 13.030     $ 13.020     $  20.990
                                                         =========     =========    =========    =========    =========
   Total Return(2) ........................                (27.20%)      27.96%        1.63%      (37.03%)       84.32%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $  6,958     $  34,366    $  25,399    $  19,679    $  16,210
     Ratio of net expenses to average net assets             1.96%(4)      1.62%(4)     1.59%(4)     1.41%        2.00%
     Ratio of net investment income to
       average net assets..................                  0.66%         1.81%        3.26%        3.93%        3.01%
     Portfolio Turnover Rate...............                    56%           65%         100%         131%          76%
     Average commission rate paid(5) ......               $ 0.0118     $  0.0095          --           --           --

   (1) During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                                                1993

   Net investment income per share.....................                                                       $   0.419
                                                                                                              =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                                                           2.05%
                                                                                                              =========
     Net investment income.............................                                                           2.96%
                                                                                                              =========

   (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (3) For the years ended December 31, 1997, 1995 and 1992, the per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Trust shares and the amounts per share realized and unrealized gains and losses at such times.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.72%, 1.43% and 1.34% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (6) Certain per share amounts are based on average shares outstanding.



See notes to financial statements

     Financial Highlights
================================================================================

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                           ITALIAN SERIES
                                                                       Year Ended December 31
                                                                      --------------------------
                                                                       1997(7)      1996(2)
------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 10.670     $ 10.000
                                                                        --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.126)    $ (0.042)
     Net realized and unrealized gain
      on investments...................................                   2.156        0.712
                                                                        --------     --------

       Total income
         from investment operations....................                $  2.030     $  0.670
                                                                        --------     --------

   Less Distributions:
     From net realized gains on investments............                  (1.670)      --
                                                                        --------     --------

   Net asset value, end of year........................                $ 11.030     $ 10.670
                                                                       =========    =========

   Total Return(4) ....................................                  19.32%        6.70%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $    551    $  10,862
     Ratio of net expenses to average net assets(1) ...                   2.34% (5)    1.98% (3)(5)
     Ratio of net investment loss to average net assets                  (1.18%)      (1.43%)(3)
     Portfolio Turnover Rate...........................                     10%          24%
     Average commission rate paid(6) ..................                $ 0.0107    $  0.0145


   (1) During the year ended December 31, 1997,  the Investment  Adviser and the
     Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1997

   Net investment loss per share.......................                $ (0.185)
                                                                       =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   2.89%
                                                                       =========
     Net investment loss...............................                  (1.73%)
                                                                       =========


   (2) For the period from the start of business,  September 9, 1996 to December
       31, 1996.
   (3) Annualized.
   (4) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00% and 1.43% for the years ended December 31, 1997 and 1996, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.


See notes to financial statements

     Financial Highlights
===============================================================================

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                        JAPAN SERIES
                                                                                   Year Ended December 31
                                                                      ------------------------------------------------
                                                                       1997(6)       1996         1995         1994(1)
----------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $  7.980     $  8.780     $  9.660     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.100)    $ (0.095)    $ (0.045)    $  (0.050)
     Net realized and unrealized loss..................                  (1.040)      (0.705)      (0.835)       (0.170)
                                                                        --------     --------     --------     --------

       Total loss from investment operations...........                $ (1.140)    $ (0.800)    $ (0.880)    $  (0.220)
                                                                        --------     --------     --------     --------

   Less Distributions:
     From net realized gains on investments............                  --           --           --            (0.120)
                                                                        --------     --------     --------     --------

   Net asset value -- end of year......................                $  6.840     $  7.980     $  8.780     $   9.660
                                                                       =========    =========    =========    =========

   Total Return(3).....................................                 (14.16%)      (9.11%)      (9.11%)       (2.17%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  3,807     $  17,041    $  21,631    $   8,653
     Ratio of net expenses to average net assets.......                   2.15% (4)    1.75% (4)    1.81% (4)     1.83% (2)
     Ratio of net investment loss to average net assets                  (1.24%)      (1.05%)      (0.67%)       (0.66%)(2)
     Portfolio Turnover Rate...........................                    112%          56%         112%           48%
     Average commission rate paid(5) ..................                $ 0.1309     $  0.0917           --           --

   (1) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.84%,
     1.65% and  1.49% for the years  ended  December  31,  1997,  1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) Certain per share amounts are based on average shares outstanding.




See notes to financial statements

     Financial Highlights
================================================================================

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                        MEXICO SERIES
                                                                                   Year Ended December 31
                                                                      ---------------------------------------------------
                                                                        1997(6)       1996         1995         1994(1)
-------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $  5.380     $  4.220     $  6.480     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.000)+   $ (0.012)    $ (0.012)    $  (0.040)
     Net realized and unrealized gain (loss)...........                   2.280        1.172       (2.175)       (2.970)
                                                                        --------     --------     --------     --------
       Total income (loss) from investment operations..                $  2.280     $  1.160     $ (2.187)    $  (3.010)
                                                                        --------     --------     --------     --------

   Less Distributions:
     From net realized gains on investments............                $ --         $ --         $ (0.030)    $  (0.510)

     In excess of net realized gains on investments....                  --           --           (0.043)       --
                                                                        --------     --------     --------     --------

       Total distributions.............................                $ --         $ --         $ (0.073)    $  (0.510)

                                                                        --------     --------     --------     --------

   Net asset value -- end of year......................                $  7.660     $  5.380     $  4.220     $   6.480
                                                                       =========    =========    =========    =========

   Total Return(3).....................................                  42.38%       27.49%      (33.37%)      (30.91%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  28,468    $  22,028    $  32,493    $  13,422
     Ratio of net expenses to average net assets.......                   1.61%(4)     1.59%(4)     1.72%(4)      1.38% (2)
     Ratio of net investment loss to average net assets                  (0.06%)      (0.14%)      (0.41%)       (0.98%)(2)
     Portfolio Turnover Rate...........................                    113%          63%         110%           85%
     Average commission rate paid(5) ..................                $  0.0101    $  0.0045          --           --

   (1) For the period from the start of business, August 2, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.45%,
     1.41% and  1.39% for the years  ended  December  31,  1997,  1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) Certain per share amounts are based on average  shares  outstanding.
   (+) Amount represents less than 0.001 per share.



See notes to financial statements

     Financial Highlights
================================================================================

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                         NETHERLANDS SERIES
                                                                       Year Ended December 31
                                                         --------------------------------------------------------------
                                                          1997(2)       1996         1995         1994         1993(2)
-----------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year....               $  8.970     $  8.590     $  8.100     $ 10.020     $   8.460
                                                          --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1).......               $ (0.006)    $  0.047     $ (0.004)    $ (0.060)    $  (0.015)
     Net realized and unrealized gain......                  1.396        2.943        1.490        1.150         1.655
                                                          --------      --------     --------     --------     --------

       Total income
         from investment operations........               $  1.390     $  2.990     $  1.486     $  1.090     $   1.640
                                                           --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............               $ --         $ --         $    --      $ (0.020)    $  (0.080)

     From net realized gains on investments                 (0.550)      (2.610)      (0.996)      (2.990)        --
                                                           --------      --------     --------     --------     --------
     Total distributions...................               $ (0.550)    $ (2.610)    $ (0.996)    $ (3.010)    $  (0.080)
                                                          --------      --------     --------     --------     --------
   Net asset value -- end of year..........               $  9.810     $  8.970     $  8.590     $  8.100     $  10.020
                                                         =========     =========    =========    =========    =========
   Total Return(3) ........................                 15.44%       36.56%       18.84%       11.68%        19.52%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).               $ 12,975     $   7,566    $   7,218    $   3,951    $   8,753
     Ratio of net expenses to average net assets(1)          1.86%(4)      2.22%(4)     2.26%(4)     1.93%        2.00%
     Ratio of net investment income (loss) to
       average net assets(1)...............                 (0.05%)       0.83%       (0.13%)       0.13%        (0.16%)
     Portfolio Turnover Rate...............                    29%         124%          87%         101%           47%
     Average commission rate paid(5) ......               $ 0.1749     $  0.1882          --           --           --

   (1) During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1996         1995                      1993(2)
------------------------------------------------------------------------------------------------------------------------

   Net investment income (loss) per share..                            $  0.038     $ (0.018)                 $  (0.085)
                                                                       =========    =========                 =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..............................                               2.38%        2.45%                      2.75%
                                                                       =========    =========                 =========
     Net investment income (loss)..........                               0.67%       (0.58%)                    (0.91%)
                                                                       =========    =========                 =========

   (2) Certain per share amounts are based on average shares outstanding.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.72%, 1.99% and 2.00% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



See notes to financial statements

     Financial Highlights
================================================================================

                                                                               THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                         NORDIC SERIES
                                                                                    Year Ended December 31
                                                                      --------------------------------------------------
                                                                       1997(7)       1996         1995         1994(2)
------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of year................                $ 14.780     $ 11.330     $  9.500     $  10.000
                                                                        --------     --------     --------     --------

   Income (Loss) from Investment Operations:
     Net investment income (loss)(1)...................                $ (0.120)    $ (0.064)    $  0.072     $  (0.012)
     Net realized and unrealized gain (loss)...........                   0.850        3.694        1.808        (0.118)
                                                                        --------     --------     --------     --------
       Total income (loss)
         from investment operations....................                $  0.730     $  3.630     $  1.880     $  (0.130)
                                                                        --------     --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ --         $ (0.050)    $    --
     From net realized gain on investments.............                  (2.830)      (0.180)        --          (0.366)
     From paid-in capital..............................                  --           --             --          (0.004)
                                                                        --------     --------     --------     --------
     Total distributions...............................                $ (2.830)    $ (0.180)    $ (0.050)    $  (0.370)
                                                                        --------     --------     --------     --------

   Net asset value -- end of year......................                $ 12.680     $ 14.780     $ 11.330     $   9.500
                                                                       =========    =========    =========    =========

   Total Return(4).....................................                   5.22%       32.09%       19.80%        (1.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   2,640    $   7,031    $   3,504    $   8,712
     Ratio of net expenses to average net assets(1)....                    2.15% (5)    2.21% (5)    2.24%(5)      1.78% (3)
     Ratio of net investment income (loss) to average net assets(1)       (0.79%)      (0.55%)       0.15%        (0.35%)(3)
     Portfolio Turnover Rate...........................                      48%          78%         94%           33%
     Average commission rate paid(6) ..................                $  0.1098    $  0.1131          --           --

   (1) During the years ended  December 31, 1997,  1996 and 1995, the Investment
     Adviser and the Principal Underwriter reduced their fees and the Investment
     Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                        1997         1996         1995
--------------------------------------------------------------------------------------------------------------

   Net investment loss per share.......................                $ (0.272)    $ (0.130)    $ (0.523)
                                                                       =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   3.15%        2.78%        3.25%
                                                                       =========    =========    =========
     Net investment loss...............................                  (1.79%)      (1.12%)      (1.09%)
                                                                       =========    =========    =========

   (2) For the period from the start of  business, February  14, 1994 to December
     31, 1994.
   (3) Annualized.
   (4) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%, 1.99% and 2.00% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

     Financial Highlights
================================================================================

                                                                               THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                      SWITZERLAND SERIES
                                                                                    Year Ended December 31
                                                                      --------------------------------------------------
                                                                       1997(7)       1996         1995         1994(2)
------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of year................                $ 10.850     $ 11.100     $  9.430     $  10.000
                                                                        --------     --------     --------     --------

   Income (Loss) from Investment Operations:
     Net investment income (loss)(1)...................                $ (0.063)    $ (0.006)    $  0.060     $   0.075
Net realized and unrealized gain (loss)................                   2.473        0.066        1.660        (0.595)
                                                                        --------     --------     --------     --------
       Total income (loss) from investment operations..                $  2.410     $  0.060     $  1.720     $  (0.520)
                                                                        --------     --------     --------     --------

   Less Distributions:
     From net realized gains on investments............                  (1.270)      (0.310)      (0.050)       (0.050)
                                                                        --------     --------     --------     --------

   Net asset value -- end of year......................                $ 11.990     $ 10.850     $ 11.100     $   9.430
                                                                       =========    =========    =========    =========

   Total Return(4).....................................                  22.67%        0.54%       18.35%        (5.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  1,277    $   6,109    $   7,628    $   3,813
     Ratio of net expenses to average net assets(1)....                   2.28% (5)    2.08% (5)    2.26%(5)     2.00%(3)
     Ratio of net investment income (loss) to average net
       assets(1).......................................                  (0.54%)      (0.02%)       0.72%         0.49%(3)
     Portfolio Turnover Rate...........................                    112%          55%          95%           94%
     Average commission rate paid(6) ..................                $  2.0418    $  1.8608           --           --

   (1) During certain periods presented, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                        1997         1996         1995         1994(2)
--------------------------------------------------------------------------------------------------------------------------

   Net investment income (loss) per share..............                $ (0.226)    $ (0.045)    $  0.027     $   0.063
                                                                       =========    =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   3.68%        2.21%        2.39%         2.08%(3)
                                                                       =========    =========    =========    =========
     Net investment income (loss)......................                  (1.94%)      (0.15%)       0.32%         0.41%(3)
                                                                       =========    =========    =========    =========

   (2) For the period from the start of business,  February 14, 1994 to December
      31, 1994.
   (3) Annualized.
   (4) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 2.00%, 2.00% and 2.00% for the years ended December 31, 1997, 1996 and 1995, respectively.
   (6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (7) Certain per share amounts are based on average shares outstanding.



See notes to financial statements

Notes to Financial Statements
================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright EquiFund Equity Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of ten active diversified series (Funds), Wright EquiFund-Belgium/Luxembourg (Belgium/Luxembourg series); Wright EquiFund-Britain (Britain series); Wright EquiFund-Germany (Germany series); Wright EquiFund-Hong Kong/China (Hong Kong/China series); Wright EquiFund-Italian (Italian series); Wright EquiFund-Japan (Japan series); Wright EquiFund-Mexico (Mexico series); Wright EquiFund-Netherlands (Netherlands series); Wright EquiFund-Nordic (Nordic series); and Wright EquiFund-Switzerland (Switzerland series). The Trust also has nine inactive series. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Securities, including foreign securities, listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent, unless such prices are deemed not to be representative of market values at the close of business. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business and other assets are appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 1997, the Trust, for federal income tax purposes, had a capital loss carryover of $165,578 for the Hong Kong series, $2,323,550 for the Mexico series and $2,726,369 for the Japan series, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

Dec.       Hong Kong/China   Mexico          Japan
-------------------------------------------------------------------------------

2002             --            --             --
2003          $165,578     $2,323,550     $1,460,778
2004             --            --             --
2005             --            --         $1,265,591

-------------------------------------------------------------------------------

     At December 31, 1997, net capital losses of $948 for the Britain series, $297,432 for the Hong Kong/China series, $4,191 for the Italian series, $184,705 for the Japan series, and $90,042 for Mexico series attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day of the Fund's next taxable year.

     Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

D.  Equalization  --  The  Trust  follows  the  accounting   practice  known  as
equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares, on a per-share basis, equivalent to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

E. Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statements of Operations.

F. Deferred Organization Expenses -- Costs incurred by the Trust in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years from commencement of operations of each series.

G. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. Distributions -- Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in only temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31,1997, the following amounts were reclassed due to differences between book and tax accounting created primarily by equalization accounting, the unavailability of a tax benefit for operating loss and character reclassifications between net investment income and net realized capital gains.

                            Accumulated Undistrib-
                            uted Net Realized Gain
                             (Loss) on Investment           Undistributed
                Paid-In       and Foreign Currency          Net Investment
                Capital          Transactions               Income (Loss)
-------------------------------------------------------------------------------


Belgium       2,933,835          (2,934,211)                      376
Britain         500,618            (497,453)                   (3,165)
Germany       2,067,370          (2,093,842)                   26,472
Hong Kong/China  82,465               3,558                   (86,023)
Italian         781,183            (821,378)                   40,195
Japan          (163,754)             44,437                   119,317
Mexico          (52,917)            118,514                   (65,597)
Netherlands          --              (5,334)                    5,334
Nordic          562,729            (598,020)                   35,291
Switzerland     561,918            (559,999)                   (1,919)
-------------------------------------------------------------------------------


These changes had no effect on the net asset value per share.

I. Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

J. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation ("Winthrop") to act as investment adviser to the Funds pursuant to the respective Investment Advisory contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of each series' average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1997, the effective annual rate was 0.75% for all Series. To enhance the net income of the Belgium/Luxembourg, Britain, Germany, Italian, Nordic and Switzerland Series, Wright reduced its management fee by $4,318, $861, $908, $1,725, $21,515 and $13,045, respectively. In addition, $21,500, $55,280, $6,650, $16,600, $12,182, and $25,150 of expenses of the Belgium/Luxembourg, Britain, Germany, Italian, Nordic, and Switzerland Series, respectively, was allocated to the investment adviser. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of each series' average daily net assets, which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1997, the effective annual rate was 0.10% for all series.

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each series' average daily net assets for activities primarily intended to result in the sale of each series' shares. For the year ended December 31,1997, the Principal Underwriter reduced its fees to the Belgium/Luxembourg, Britain, Germany, Italian, Nordic and Switzerland Series by $1,492, $287, $302, $575, $11,184 and $4,348, respectively.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares for the periods ended were as follows:

                                                         Year Ended                       Year Ended
                                                      December 31, 1997                December 31, 1996
                                                   --------------------------------------------------------
                                                    Shares        Amount             Shares       Amount
-----------------------------------------------------------------------------------------------------------


BELGIUM/LUXEMBOURG SERIES
   Sales                                          110,942     $  1,529,132            584,173   $  7,619,405
   Issued to shareholders in payment
     of distributions declared                     53,671          507,194            111,259      1,453,384
   Redemptions                                 (1,438,288)     (19,488,709)          (490,375)    (6,432,766)
                                                 ---------    ------------           ---------  ------------
       Net Increase (Decrease)                 (1,273,675)    $(17,452,383)           205,057   $  2,640,023
                                               ===========    =============          ==========  ============

BRITAIN SERIES
   Sales                                          112,883     $  1,058,477            264,652   $  2,847,337
   Issued to shareholders in payment
     of distributions declared                     10,757           95,952            126,746      1,051,808
   Redemptions                                   (465,358)      (4,143,320)        (1,312,055)   (14,045,976)
                                                 ---------    ------------           ---------  ------------
       Net Decrease                              (341,718)    $ (2,988,891)          (920,657)  $(10,146,831)
                                                ==========    =============          ==========  ============

GERMANY SERIES
   Sales                                           550,922    $  6,225,006          1,125,044   $ 10,956,506
   Redemptions                                 (2,607,171)     (28,730,194)          (726,070)    (7,137,412)
                                             -------------    ------------           ---------  ------------

     Net Increase (Decrease)                   (2,056,249)    $(22,505,188)           398,974   $  3,819,094
                                                ==========    =============         ==========   ============

HONG KONG/CHINA SERIES
   Sales                                        1,590,805     $  21,714,438         2,956,048   $ 40,005,914
   Issued to shareholders in payment
     of distributions declared                         --               --             24,389        384,612
   Redemptions                                 (3,097,095)     (45,598,684)        (2,843,413)   (38,225,558)
                                                 ---------    ------------           ---------  ------------

     Net Increase (Decrease)                   (1,506,290)    $(23,884,246)           137,024   $  2,164,968
                                                ==========    ============          ==========   ============

ITALIAN SERIES
   Sales                                           65,094     $    729,604          1,129,779   $ 11,292,719
   Issued to shareholders in payment
     of distributions declared                      6,509           70,947                 --             --
   Redemptions                                 (1,039,464)     (11,214,508)          (111,987)    (1,144,232)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (967,861)    $(10,413,957)         1,017,792   $ 10,148,487
                                                ==========    ============          ==========   ============



JAPAN SERIES
   Sales                                         2,111,367    $ 17,100,885          1,936,498   $ 16,962,898
   Redemptions                                 (3,689,979)     (29,902,162)        (2,264,122)   (19,667,146)
                                                 ---------    ------------           ---------  ------------

       Net Decrease                            (1,578,612)    $(12,801,277)          (327,624)  $ (2,704,248)
                                                ==========    =============         ===========  ============




MEXICO SERIES
   Sales                                        7,149,107     $ 49,729,759          8,030,711   $ 40,764,674
   Redemptions                                 (7,528,473)     (50,995,835)       (11,639,808)   (57,698,992)
                                              ------------    ------------           ---------  ------------

       Net Decrease                              (379,366)    $ (1,266,076)        (3,609,097)  $(16,934,318)
                                                ==========    =============        ===========   ============




NETHERLANDS SERIES
   Sales                                        1,342,976     $ 12,946,759            957,002   $  9,673,567
   Issued to shareholders in payment
     of distributions declared                     68,767          662,588            178,364      1,503,615
   Redemptions                                   (933,166)      (9,306,110)        (1,131,432)   (11,485,497)
                                                 ---------    ------------        ------------  ------------

       Net Increase (Decrease)                    478,577     $  4,303,237              3,934   $   (308,315)
                                                ==========    ============        ============   =============




NORDIC SERIES
   Sales                                          256,463     $  3,776,244            538,936   $   7,070,054
   Issued to shareholders in payment
     of distributions declared                     51,150          673,306              5,676         81,338
   Redemptions                                   (575,229)      (8,295,131)          (378,056)    (4,934,980)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (267,616)    $ (3,845,581)           166,556   $  2,216,412
                                                ==========    =============          ========== =============




SWITZERLAND SERIES
   Sales                                          374,115     $  4,462,079            325,732   $  3,661,015
   Issued to shareholders in payment
     of distributions declared                     18,525          207,517             15,805        171,326
   Redemptions                                   (849,253)      (9,908,582)          (465,629)    (5,226,618)
                                                 ---------    ------------           ---------  ------------

       Net Decrease                              (456,613)    $ (5,238,986)          (124,092)  $ (1,394,277)
                                                ==========    =============          ========== =============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 1997, were as follows:


                            Purchases        Sales                                 Purchases        Sales
-----------------------------------------------------------------------------------------------------------------

Belgium/Luxembourg           $ 476,671    $18,154,078        Japan                  $ 11,043,557   $23,602,290
Britain                        965,309      3,665,092        Mexico                   32,755,518    35,396,475
Germany                        578,533     22,650,759        Netherlands               7,258,826     3,304,620
Hong Kong/China              6,826,226     30,818,489        Nordic                    2,069,506     6,281,413
Italian                        316,798     10,222,644        Switzerland               3,120,730     8,220,060

-------------------------------------------------------------------------------------------------------------------




(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation/depreciation of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

                                                               Gross             Gross         Net Unrealized
                                         Aggregate          Unrealized        Unrealized        Appreciation
   SERIES                                  Cost            Appreciation  --  Depreciation   =  (Depreciation)
----------------------------------------------------------------------------------------------------------------


   BELGIUM/LUXEMBOURG                  $   1,097,791       $    359,494  -- $     36,103    =  $    323,391
                                       ==============                                          ==============
   BRITAIN                             $     612,387       $     90,602  -- $      1,565    =  $     89,037
                                       ==============                                          ==============
   GERMANY                             $   1,156,132       $    229,903  -- $     21,213    =  $    208,690
                                       ==============                                          ==============
   HONG KONG/CHINA                     $   7,546,301       $    231,503  -- $  1,800,611    =  $ (1,569,108)
                                       ==============                                          ==============
   ITALIAN                             $     457,435       $     67,603  -- $      5,909    =  $     61,694
                                       ==============                                          ==============
   JAPAN                               $   4,355,236       $    161,887  -- $    763,927    =  $   (602,040)
                                       ==============                                          ==============
   MEXICO                              $  20,163,506       $  7,087,606  -- $    141,495    =  $  6,946,111
                                       ==============                                          ==============
   NETHERLANDS                         $  10,719,100       $  2,345,382  -- $    204,962    =  $  2,140,420
                                       ==============                                          ==============
   NORDIC                              $   2,451,504       $    340,815  -- $     50,877    =  $     289,938
                                       ==============                                          ==============
   SWITZERLAND                         $   1,418,612       $    109,044  -- $     29,328    =  $      79,716
                                       ==============                                          ==============


(7)  FINANCIAL INSTRUMENTS

     The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 1997, the Hong Kong/China Series had the following forward foreign currency exchange contracts open:


SALES
                                                                                              Net Unrealized
  Settlement                            Contracts         In Exchange For       Contracts      Appreciation
     Date                               to Deliver      (in U. S. Dollars)      at Value      (Depreciation)
--------------------------------------------------------------------------------------------------------------

    1/5/98        Hong Kong Dollar       6,423,279            $828,757          $828,846            $ (89)
    1/5/98        Hong Kong Dollar          69,884               9,017             9,017               --
                                       -----------         -----------        ----------        ----------

                  TOTAL                  6,493,163            $837,774          $837,863            $ (89)
                                        ==========          ==========         =========         =========


At December 31, 1997, the Hong Kong/China Series had sufficient cash and/or securities to cover any commitments under these contracts.


(8)  CONTINGENT DEFERRED
     SALES CHARGE (CDSC)

     Effective January 1, 1996, shares that are redeemed in the first 30 days after purchase will be subject to a contingent deferred sales charge at the rate of one-and-one-half percent of redemption proceeds exclusive of all reinvestments and capital appreciation in the account. This redemption fee will be paid by the redeeming shareholder to, and retained by, the respective Fund. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Wright EquiFund Equity Trust which are distributed with a contingent deferred sales charge. For the year ended December 31, 1997, the following amounts of CDSC were paid by shareholders to the Funds:

      Fund                              CDSC Fee
      ----                              ---------
      Belgium/Luxembourg                   $ 129
      Britain                                652
      Germany                              1,342
      Hong Kong/China                     22,870
      Italy                                   91
      Japan                               12,467
      Mexico                              30,144
      Netherlands                          3,562
      Nordic                               6,766
      Switzerland                          1,107

(9)   RISKS ASSOCIATED WITH FOREIGN
      INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(10) LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended December 31, 1997.

Independent Auditors' Report
===============================================================================



To the Trustees and Shareholders of
The Wright EquiFund Equity Trust:

       We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright EquiFund Equity Trust (the Trust) (comprising, respectively, of Belgium/Luxembourg, Britain, Germany, Hong Kong/China, Italian, Japan, Mexico, Netherlands, Nordic, and Switzerland Series) as of December 31, 1997 and the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Series constituting The Wright EquiFund Equity Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 30, 1998

EquiFund
THE WRIGHT EQUIFUND
EQUITY TRUST


Annual Report

Officers and Trustees of the Funds

Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President and Trustee
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Richard E. Taber, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

Administrator

Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Investment Adviser

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer and Dividend Disbursing Agent

First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.